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    Loan Agreement dated as of March 28, 1996 between CHYRON
    CORPORATION, a New York corporation with its chief place of business at 5 Hub Drive, Melville, New York 11747 (the "Borrower") and
    NATWEST BANK N.A., a national banking association with an office at 100 Jericho Quadrangle, Jericho, New York 11753 (the "Bank").

    The parties hereto hereby agree as follows:

    SECTION 1. DEFINITIONS

    1.1 Defined Terms. As used herein the following terms shall have the following meanings:

    "Accounts" shall mean those accounts arising out of the sales or lease of goods or the rendition of services by the Borrower.

    "Account Debtor" shall mean the person who is obligated on or under an Account.

    "Acquisition Documents" shall mean the agreement with the Borrower for the sale and purchase of the entire issued share capital of Pro-Bel and all exhibits annexed thereto.

    "Adjusted Libor Rate" means with respect to an Eurodollar Loan Interest Period, the rate per annum at which the U.S. dollar deposits are offered by a Reference Bank (as selected by the Bank) in the London interbank market for Eurodollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period divided by one minus the Eurodollar Reserve Percentage.

    "Affiliate" as applied to any Person, means any other Person directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

    "Agreement" shall mean this Loan Agreement, as the same from time to time may be amended, supplemented or modified.

    "Borrowing Base" shall mean the sum of: (a) 80% of the Borrower's Eligible Domestic Accounts Receivable from time to time outstanding less reserves with respect to such Accounts which the Bank may deem necessary in its sole discretion; (b) 80% of the Borrower's Eligible Foreign Accounts Receivable from time to time outstanding less reserves with respect to such Accounts which the Bank may deem necessary in its sole discretion; and (c) the lesser of (i) $3,750,000 or (ii) the sum of (v) 50% of the value of the Borrower's Eligible Inventory (excluding Demo Inventory) from time to time on hand and (z) 30% of the Borrower's Demo Inventory, minus the principal amount outstanding under the Term Loan.

    "Borrowing Base Certificate" shall mean a certificate substantially in the form of Exhibit C hereto.

    "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are required or permitted by law to remain closed.

    "Capital Expenditures" shall mean for any period, the aggregate amount of all payments made by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment which, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable with respect to Capitalized Lease Obligations and interest which are required to be capitalized in accordance with GAAP.

    "Capitalized Lease" shall mean any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease
    Obligations.

    "Capitalized Lease Obligations" shall mean as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance GAAP.

    "Collateral" shall mean the collateral described in Section 9 of this Agreement.

    "Commitment" shall mean the obligation of the Bank to make Revolving Credit Loans to the Borrower during the Commitment Period pursuant to the terms hereof as such Commitment is described in Section 2.1 hereof and as subject to reduction in accordance with the terms hereof.

    "Commitment Letter" shall mean the letter agreement between the Borrower and the Bank dated February 1, 1996.

    "Commitment Period" shall mean the period from and including the date hereof to and including the Termination Date or such earlier date as the Commitment shall terminate as provided herein.

    "Contractual Obligations" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

    "Controlled" and "Control" shall mean any partnership, corporation or other entity of which the Borrower, alone, or the Borrower and/or one or more of its Subsidiaries, either has the power to direct the management thereof or the power to direct at least a majority of the voting interests.

    "Default" shall mean any of the events specified in this Agreement under "Events of Default", whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

    "Demo Inventory" shall mean Eligible Inventory of the Borrower for trial use by a customer of the located at a place other than the Borrower's lease or owned Real Property.

    "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

    "Domestic Tangible Net Worth" shall have the meaning ascribed in
    Section 6.1(d).

    "Eligible Domestic Accounts Receivable" shall mean those Accounts arising in the ordinary course of business to Persons other than Subsidiaries or Affiliates domiciled in the United States of America which have been outstanding for not more than 120 days from invoice date in which the Bank has a first priority security interest and which are otherwise satisfactory to the Bank in its reasonable discretion, provided, that, if fifty percent (50%) or more of the Accounts due from an Account Debtor are deemed by the Bank to be ineligible then all Accounts from such Account Debtor shall be deemed ineligible.

    "Eligible Foreign Accounts Receivable" shall mean those Accounts arising in the ordinary course of business to Persons other than Subsidiaries or Affiliates domiciled outside of the United States of America which have been outstanding for not more than 120 days from invoice date in which the Bank has a first priority security interest, which are covered by insurance protecting the Bank against political and commercial risks on terms reasonably acceptable to the Bank and which are otherwise satisfactory to the Bank in its reasonable discretion, provided, that, if fifty (50%) percent or more of the Accounts due from an Account Debtor are deemed by the Bank to be ineligible then all Accounts from such Account Debtor shall be deemed ineligible.

    "Eligible Inventory" shall mean all unencumbered inventory of work in process and finished goods from time to time on hand satisfactory to the Bank in its sole discretion in which the Bank has a first priority security interest, valued at the lower of (a) cost, (b) market value, or (c) the valuation consistent with that employed in the preparation of the financial statements of the Borrower referred to in this Agreement.

    "Environmental Laws" shall mean any federal, state or local statute or regulation relating to hazardous or toxic wastes or substances or the removal thereof.

    "Eurodollar Loans" shall mean Loans hereunder that bear interest for the Interest Period applicable thereto at a rate of interest based upon the Adjusted Libor Rate.

    "Eurodollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve for requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Bank to United States residents). With respect to increases in the Eurodollar Reserve Percentage, the Adjusted Libor Rate shall be adjusted automatically on and as of the effective date of any such increase.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

    "Event of Default" shall mean any of the events specified in this Agreement under "Events of Default", provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

    "Fluctuating Rate Loans" shall mean Loans hereunder that bear interest at a rate of interest based upon the Prime Rate.

    "GAAP" shall mean generally accepted accounting principles applied in a manner consistent with that employed in the preparation of the financial statements described in Section 3.1.

    "General Security Agreement" shall have the meaning assigned thereto in Section 4.1(b) and any UCC-1 financing statements executed in connection therewith.

    "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

    "Guarantees" shall mean the guarantees to be executed by the Guarantors on the Bank's standard form.

    "Guarantors" shall mean, collectively, the entities required to guarantee pursuant to Section 5.9 hereof.

    "Indebtedness" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
    (c) all obligations of such Person for the deferred purchase price of property or services, except current accounts payable arising in the ordinary course of business and not overdue beyond such period as is commercially reasonable for such Person's business, (d) all obligations of such Person conditional sale or other title retention agreements relating to property purchased by such Person,
    (e) all payment obligations of such Person with respect to interest rate of currency protection agreements, (f) all obligations of such Persons as an account party under any letter of credit or in respect of bankers' acceptances (g) all obligations of any third party secured by property or assets of such Person (regardless of whether or not such Person is liable for repayment of such obligations) and
    (h) the redemption price of all redeemable preferred stock of such Person, but only to the extent that such stock is redeemable at the option of the holder or requires sinking fund or similar payments at any time prior to the Termination Date.

    "Installment Payment Date" shall mean any date on which all or any portion of the principal amount of the Term Loan is due and payable.

    "Interest Period" shall mean any period during which a Loan bears interest at an Adjusted Libor Rate as elected by the Borrower in accordance with the terms of this Agreement.

    (a) If any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

    (b) No Interest Period shall extend beyond a stated Maturity Date.

    (c) No portion of the term Loan shall be continued as or converted into a Eurodollar Loan with an Interest Period which extends beyond an Installment Payment Date if, after giving effect to the continuation or conversion of such Eurodollar Loan, the amount payable on any Installment Payment Date would exceed the sum of (i) the aggregate principal amount of the outstanding portion of the Term Loan constituting Eurodollar Loans with Interest Periods ending prior to such Installment Payment Date and (ii) the aggregate outstanding portion of the Term Loan constituting Fluctuating Rate Loans.

    "Letters of Credit" shall mean, collectively, all standby letters of credit issued for the account of the Borrower pursuant to Section
    2.2 hereof.

    "Lien" shall mean any mortgage, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

    "Loan" or "Loans" shall mean any loan made by the Bank to the Borrower hereunder whether a Revolving Credit Loan or the Term Loan.

    "Loan Documents" shall mean this Agreement, the Notes, the Security Agreements, the Pledge Agreement and each document, agreement and instrument executed in connection herewith or pursuant hereto together with each document, agreement and instrument made by the Borrower or any Guarantor with or in favor of or owing to the Bank further evidencing or securing the Loans.

    "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, asset, operations, prospects or condition, financial or otherwise, of the Borrower and it s Subsidiaries taken as a whole, (b) material impairment of the ability of the Borrower or any Subsidiary to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Bank under any Loan Document.

    "Maturity Date" shall mean the date that all or a portion of the outstanding principal balance of a Loan is due and payable pursuant to the terms hereof which shall include without limitation (i) with respect to Revolving Credit Loans, the Termination Date, and (ii) with respect to the Term Loan, each Installment Payment Date and the final Maturity Date of the Term Loan.

    "Non-Restricted Subsidiary" shall mean any Subsidiary other than a Restricted Subsidiary.

    "Notes" shall mean collectively the Revolving Credit Note referred to in Section 2.3 hereof and the Term Note referred to in Section
    2.9 hereof.

    "Obligations" shall mean any and all sums owing under the Loan Document and all other obligations, direct or contingent, joint, several or independent, or the Borrower now or hereafter existing due or to become due to, or held or to be held by the Bank, whether created directly or acquired by assignment or otherwise.

    "Over-Advance Amount" shall mean the additional amount of Revolving Credit Loans made available to the Borrower above the Borrowing Base provided such amount does not exceed $3,000,000 and shall not be outstanding for more than 18 months.

    "Patent Security Agreement" shall have the meaning assigned thereto in Section 4.1(d) hereof.

    "Person" shall mean any individual corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, or a government or state or any agency or political subdivision thereof.

    "Plan" shall mean any plan of a type described in Section 4021(a) of ERISA in respect of which the Borrower is an "employer" as defined in Section 3(5) of ERISA.

    "Pledge Agreement" shall have the meaning assigned thereto in
    Section 4.2(c) hereof.

    "Post Default Rate" shall mean any time a rate of interest equal to 4% per annum in excess of the rate that would then be applicable to Fluctuating Rate Loans.

    "Prime Rate" shall mean the rate of interest established from time to time by the Bank as its "prime rate".

    "Pro-Bel" shall mean Pro-Bel Limited, a corporation formed under the laws of the United Kingdom.

    "Real Property" shall mean any real property owned or leased by the Borrower or any of its Subsidiaries or any Guarantor or any of its Subsidiaries.

    "Reference Bank" shall mean a bank appearing on the display designated as page "LIBOR" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks); provided that if no such offered rate shall appear on such display, "Reference Bank" shall mean a bank in the London interbank market as reasonably selected by the Bank.

    "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

    "Requirements of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of f its property or to which such Person or any of its property is subject.

    "Restricted Subsidiary" shall mean any subsidiary of the Borrower incorporated under the laws of any state of the United States.

    "Revolving Credit Loan" shall mean a Loan made pursuant to Section
    2.3 hereof.

    "Revolving Credit Note" shall mean the Note referred to in Section
    2.2 hereof.

    "Security Agreement" or "Security Agreements" shall mean, collectively, the General Security Agreement, the Trademark Security Agreement and the Patent Security Agreement and, the case of any Guarantor, shall mean any agreement substantially in the same form as the General Security Agreement.

    "Subsidiary" or "Subsidiaries" of any Person shall mean any corporation or corporations of which the Person alone, or the Person and/or one or more of its Subsidiaries, owns, directly or indirectly, at least a majority of the Securities having ordinary voting power for the election of directors.

    "Tangible Net Worth" shall mean the sum of capital surplus, earned surplus and capital stock minus deferred charges, intangibles and treasury stock, all determined in accordance with GAAP.

    "Termination Date" shall mean March 28, 1999 or, if such date is not a Business Day, the Business Day, next succeeding such date.

    "Term Loan" shall mean the Loan made pursuant to Section 2.8 hereof.

    "Term Note" shall mean the Note referred to in Section 2.9 hereof.

    "Trademark Security Agreement" shall have the meaning assigned thereto in Section 4.1(c) hereof.

    1.2 Accounting Terms. As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not specifically defined herein shall have the respective meanings given to them under generally accepted accounting principles.

    SECTION 2. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT AND
    TERM NOTE.

    2.1 Revolving Credit Commitment. Subject to the terms and conditions hereof, the Bank agrees to extend credit to or on behalf of the Borrower (a) by making revolving credit loans (the "Revolving Credit Loans") from time to time during the Commitment Period and
    (b) by issuing Letters of Credit for the account of the Company up to an aggregate stated amount at any one time outstanding of (y) Five Million and 00/100 ($5,000,000.00) Dollars in connection with the acquisition of Pro-Bel and (z) Five Hundred Thousand 00/100 ($500,000.00) Dollars for all other purposes, pursuant to Section
    2.2 hereof during the Commitment Period, provided that at any time the sum of the aggregate of the principal amount of the Revolving Credit Loan and the Aggregate stated amount of the Letters of Credit shall not exceed the lesser of (i) $10,000,000 or (ii) the sum of
    (y) the Borrowing Base and (zz) the Over-Advanced Amount, as such amounts may be reduced as provided in this Agreement (the "Commitment"). During the Commitment Period the Borrower may use the Commitment of (i) obtaining Revolving Credit Loans by borrowing, paying, prepaying in whole or in part and reborrowing on a revolving basis, all in accordance with the terms and conditions hereof and
    (ii) for the issuance of Letters of Credit in accordance with the provisions of Section 2.2 hereof.

    2.2 Letters of Credit.

    (a) Subject to the limitations of Section 2.1 hereof, the Borrower may from time to time during the Commitment Period request the issuance by the Bank of Letters of Credit. Each Letter of Credit shall be issued by the Bank upon receipt and processing of the Bank's normal letter of credit application provided that the Bank need not issue any Letter of Credit that would extend beyond the Termination Date. The Borrower shall pay the Bank, upon issuance of the Letter of Credit, the Bank's standard letter of credit and processing fees.

    (b) Notwithstanding anything to the contrary herein, if any restriction is imposed on the Bank (including without limitation any change in or limitation upon letters of credit) which would prevent the Bank from issuing Letters of Credit or maintaining its obligation to issue Letters of Credit then the Bank may, by notice to the Borrower in writing, terminate such obligations hereunder.

    2.3 Revolving Credit Note. The Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 hereof shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A hereto with appropriate insertions (the "Revolving Credit Note"), payable to the order of the Bank and representing the obligation of the Borrower to pay the lesser of (a) the amount of the Commitment or, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower, with interest thereof as hereinafter prescribed. The Revolving Credit Note shall (i) be dated the date of the first Revolving Credit Loan evidenced thereby, (ii) be stated to mature on the Termination Date and (iii) bear interest with respect to the unpaid principal balance thereof from time to time outstanding at a rate per annum to be elected by the Borrower in accordance with the notice provisions set forth in Section 2.4 hereof, and in the case of Eurodollar Loans for the Interest Period therein specified, equal to either (1) 1.75% in excess of the Adjusted Libor Rate or (2) the Prime Rate (which interest rate will change when and as the Prime Rate changes). In all cases interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable as provided in this Agreement. After any stated or accelerated maturity, the Revolving Credit Note shall bear interest at the rate set forth in this Agreement.

    2.4 Procedure for Borrowings. The Borrower may borrow under the Commitment during the Commitment Period on any Business Day by giving the Bank irrevocable notice of a request for a Loan hereunder
    (a) in the case of Eurodollar Loans three Business Days before a proposed borrowing or continuation or conversation and (b) i n the case of Fluctuating Rate Loans not less than one nor more than five Business Days before a proposed borrowing or continuation or conversation, setting forth (i) the amount of the Loan requested, which shall not be less than $100,000, (ii) the requested borrowing date or Interest Period commencement date, as the case may be, (iii) whether the borrowing or interest Period is to be for a Eurodollar Loan, Fluctuating Rate Loan or a combination thereof, and (iv) if entirely or partially a Eurodollar Loan, the length of the Interest Period therefore, which shall be one, two, three or six months. As used in this Section 2.4, "conversion" shall mean the conversion from one interest rate to another interest rate as more fully described in this Agreement. Such notice hall be written (including, without limitation, via facsimile transmission) and shall be sufficient if received by 1 p.m. on the date on which such notice is to be given. If any such request is sent by facsimile it shall be confirmed in writing sent by the Borrower to the Bank within two Business Days thereafter. Unless notification is otherwise furnished by the Borrower to the Bank (in a manner consistent with the requirements of this Section), Loans will be made by credits to the Borrower's demand deposit account maintained with the Bank. If the Borrower furnishes such notice but no election is made as to the type of Loan or the Interest Period to be applicable thereto, the Loan will automatically then be made as a Fluctuating Rate Loan until such required information is furnished pursuant to the terms hereof.

    2.5 Commitment Fee. As additional compensation for the Commitment on the Revolving basis provided for herein, the Borrower agrees to pay the Bank a commitment fee for the Commitment Period at the rate of 1/4 of 1% per annum on the average daily unused portion of the Commitment hereunder. Such commitment fee shall be payable quarterly, on the last day of each march, June, September and December during the Commitment Period, commencing June 30, 1996, and on the Termination Date. If the Borrower so fails to pay any such amount to the Bank the obligations to make such payment shall bear interest from such date not paid when due at the Post Default Rate. The obligation to so pay interest shall not be construed so as to waive the requirement to pay the commitment fees as hereinabove set forth.

    2.6 Regulatory Changes in Capital Requirements. If any existing or future law, regulation or guideline or the interpretation thereof by any court or administrative or governmental authority charge with the administration thereof or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, imposes, modifies, deems applicable or results in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments made by the Bank (or participation therein) or the Bank in anticipation of the effectiveness of any capital maintenance, capital ratio or similar requirement takes reasonable action to enable itself to comply therewith, an the result thereof is to impose upon the Bank or increase any capital requirement applicable as a result of the making or maintenance of the Commitment or participation therein (which imposition of or increase in capital requirements may be determined by the Bank's reasonable allocation of the aggregate of such capital impositions or increases) then, upon demand by the Bank, the Borrower shall immediately pay to the Bank from time to time as specified by the Bank additional commitment fees which shall be sufficient to compensate the Bank for such impositions of or increases in capital requirements, together with interest on each such amount from the date demanded until payment in full thereof at the Post Default Rate. A certificate setting forth in reasonable detail the amounts necessary to compensate the Bank as a result of an imposition of or increase in capital requirements submitted by the Bank to the Borrower shall be conclusive, absent manifest error or bad faith, as to the amount thereof. For purposes of this Section, (a) in calculating the amount necessary to compensate the Bank for any imposition of or increase in capital requirements, the Bank shall be deemed to be entitled to a rate of return on capital (after federal, state and local taxes) of fifteen per cent per annum, and (b) all references to the "Bank" shall be deemed to include any participant in the Commitment.

    2.7 Termination or Reduction of Commitment. The Borrower shall have the right, upon not less than three Business Days' irrevocable written notice, to terminate the Commitment or, from time to time, to reduce the amount of the Commitment, provided that (a) any such reduction (i) shall be in the minimum amount of $100,000 or a multiple thereof, (ii) shall reduce permanently the amount of the Commitment then in effect, and (iii) shall be accompanied by prepayment of the Revolving Credit Loans outstanding to the extent, if any, that the Loans then outstanding exceed the amount of the Commitment as then reduced, together with accrued interest on the amount so prepaid to and including the dates of each such prepayment and any amounts payable pursuant to Section 2.15 in connection therewith and the payment of any unpaid commitment fee then accrued hereunder, and (b) any such termination of the Commitment shall be accompanied by prepayment in full of the Revolving Credit Loans outstanding and together with accrued interest thereon to and including the date of prepayment and any amounts payable pursuant to
    Section 2.15 in connection therewith and the payment of any unpaid commitment fee then accrued hereunder.

    2.8 Term Loan. Subject to the terms and conditions hereof, the Bank agrees to make a term loan to the Borrower (the "Term Loan") in the principal amount of $8,000,000.

    2.9 Term Note. The Term Loan made by the Bank to the Borrower pursuant to Section 2.8 hereof shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit B hereto with appropriate insertions (the "Term Note") and dated the date of the Term Loan. The principal amount of the Term Note shall be payable in sixteen (16) consecutive quarterly installments of $500,000 each payable on the first day of each calendar quarter following the date of the making of the Term Loan and the final installment equal to the then unpaid principal balance of the Term Note together with all interest accrued and unpaid shall be paid in full four years from the date of the making of the Term Loan. The Term note shall bear interest on the unpaid principal amount thereof from time to time outstanding at a rate per annum, to be elected pursuant to the provisions of this Agreement equal to either (i) 2.0% in excess of the Adjusted Libor Rate or (ii) the prime Rate (which interest rate shall change when and as the Prime Rate changes). In all cases interest shall be computed on the basis of a 360 day year for actual days elapsed and shall be payable as provided in this Agreement. After any stated or accelerated maturity thereof, the Term Note shall bear interest at the rate set forth in this Agreement.

    2.10 Continuation and Conversion of Loans. The Borrower shall have the right at any time on prior irrevocable written or telex notice to the Bank as specified in this Agreement (i) to continue any Loan into a subsequent Interest Period, (ii) to convert any Eurodollar Loan into a Fluctuating Rate Loan and (iii) to convert any Fluctuating Rate Loan into a Eurodollar Loan (specifying the Interest Period to be applicable thereto), subject to the following:

    (a) in the case of a conversion of less than all of the outstanding Loans, the aggregate principal amount of Loans converted shall not be less than $100,000 and shall be an integral multiple thereof;

    (b) no Loan (other than a Fluctuating Rate Loan) shall be converted at any time other than at the end of an Interest Period applicable thereto; and

    (c) any portion of a Loan maturing or required to be prepaid in less than one month may not be converted into or continued as a Eurodollar Loan.

    In the event that the Borrower shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period or convert any such Loan into a Loan of another type, on the last day of the Interest Period thereof, such Loan (unless prepaid) shall automatically be converted into a Fluctuating Rate Loan. The Interest Period applicable to any Eurodollar Loan resulting from a conversation or continuation shall be specified by the Borrower in the irrevocable notice delivered by the Borrower pursuant to this Agreement; provided, however, that, if such notice does not specify either the type of Loan or the Interest Period to be applicable thereto, the Loan shall automatically be converted into, or continued as, as the case may be, a Fluctuating Rate Loan until such required information is furnished pursuant to the terms hereof. Notwithstanding anything to the contrary contained above, if an Event of Default shall have occurred and is continuing, no Eurodollar Loan may be construed into a subsequent Interest Period and no Fluctuating Rate Loan may be converted into a Eurodollar Loan.

    2.11  Prepayment.

    (a) Voluntary. The Borrower may prepay any Fluctuating Rate Loan in whole or in part without premium or penalty; provided, however, that each partial prepayment on account of any Fluctuating Rate Loan shall be in an amount not less than $100,000. Except as provided otherwise in Section 2.15 hereof, the Borrower may not prepay any Eurodollar Loan prior to the last day of the Interest Period therefor. Any amount prepaid on account of a Revolving Credit Loan may be borrowed in accordance with the provisions of Section 2.1 hereof. Any partial prepayment of the Term Loan shall be applied to the last maturing installments in inverse order or their respective maturities.

    (b) Mandatory. If, at any time, the aggregate outstanding principal balance of Loans exceeds the Borrowing Base, within ten Business Days of the first day there exists such excess the Borrower shall make payment to the bank in an amount equal to such excess together with any amounts payable pursuant to Section 2.15 in connection therewith. Such payment shall be applied to reduce the aggregate unpaid principal balance of Loans then outstanding. Any partial prepayment of the Term Loan shall b e applied to the last maturing installments in inverse order of their respective maturities.

    Each prepayment shall be made together with payment of accrued interest on the amount prepaid to an including the date of prepayment.

    2.12 Interest Payments; Manner of Payments; Rate After Default; Schedule to Note.

    (a) Interest accrued on each Loan shall be payable, without application, on:

    (i) the Maturing Date of such Loan (excluding any Installment
    Payment Date unless interest would otherwise be payable on such Installment Payment Date pursuant to subsections (ii) - (vi) below);

    (ii) with respect to any portion of any Loan repaid or prepaid pursuant to this Agreement, the date of such repayment or prepayment, as the case may be;

    (iii) with respect to that portion of the outstanding principal amount of all Loans maintained as Fluctuating Rate Loans, the first day of each month, commencing with the first such date following the date of the making of such Loans;

    (iv) with respect tot that portion of the outstanding principal amount maintained as Eurodollar Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, o on the last day of each three-month period occurring during such Interest Period), but in no event more frequently than monthly;

    (v) with respect to tht portion of the outstanding principal amount converted into Fluctuating Rate Loans or Eurodollar Loans on a day when interest would not otherwise have been payable pursuant to Subsections (a) (iii) or (a) (iv), the date of such conversion.

    (b) All payments (including prepayments) to be made by the Borrower on account of principal or interest with respect to any Loan or on account of fees or any other obligations of the Borrower to the Bank hereunder shall be made to the Bank at the office of the Bank set forth in Section 10.1 hereof or at such other place as the Bank may from time to time designate in writing in lawful money of the United States of America in immediately available funds. The Borrower hereby authorizes and directs the Bank to charge any account of the Borrower maintained at any office of the Bank for any such payments. Subject to the provisions of subparagraph (a) in the definition of Interest Period set forth in Section 1.1 hereof, if any payment to be so made hereunder, or under either Note, becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension.

    (c) Upon the following an Event of Default, all Loans, and any and all accrued and unpaid interest, fee or amount due hereunder, to the extent permitted by applicable law, shall bear interest (payable on demand, and in any event on the last day of each month, and computed daily on the basis of a 360-day year for actual days elapsed) (i) in the case of Fluctuating Rate Loans at the Post Default Rate until paid and (ii) in the case of Eurodollar loans at a rate which shall be the greater of the Post Default Rate or 4% per annum in excess of the rate applicable to such Eurodollar Loan until the expiration of the Interest Period applicable to such Loan, at which time the Loan will automatically be converted into a Fluctuating Rate Loan and until paid shall bear interest at the Post Default Rate. In no event, however, shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. The obligation to so pay interest upon any obligation of the Borrower to the Bank shall not be construed so as to waive the requirement for payment on the same date that payment is to be made to the Bank as set forth in this Agreement.

    (d) The Borrower hereby expressly authorizes the Bank to record on the schedule attached to the Revolving Credit Note the amount and date of each Revolving Credit Loan, the rate of interest thereon, the date and amount of each payment of principal and the unpaid principal balance; provided, however, that the failure of the Bank to make any such notation shall not in any manner affect the obligation of the Borrower to repay any Loan in accordance with the terms hereof. All such notations shall be presumed to be correct absent manifest error.

    2.13 Use of Proceeds. Proceeds of the Revolving Credit Loans shall be used for working capital purposes and for acquisitions approved by the Bank including the acquisition of Pro-Bel. Al or a portion of the proceeds of the initial Revolving Credit loan shall be used to repay in full all indebtedness owing to the CIT Group. Proceeds of the Term Loan shall be used as partial payment of the acquisition price of Pro-Bel and for working capital purposes.

    2.14 Increased Costs. If the Bank reasonably determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any Governmental Authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Eurodollar Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may reasonable determined to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonable and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate. For purposes of this Section, all references to the "Bank" shall be deemed to include any participant in the Commitment and/or Loans.

    2.15 Indemnities. The Borrower hereby indemnifies the Bank against an and all loss and reasonable expenses which the Bank may sustain or incur as a consequence of any of the following:

    (a) default in payment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, or any other amount due in connection with the Loan Documents;

    (b) the occurrence of any other Default under this Agreement;

    (c) the failure of the Borrower to borrow a Eurodollar Loan after sending notice of the amount and requested interest rate with respect to the making of any such Loans;

    (d) the receipt or recovery by the Bank of all or any part of a Eurodollar Loan on any Installment Payment Date or prior to the maturity or the last day of the Interest Period thereof (whether by prepayment, acceleration or otherwise); or

    (e) the conversation prior to the last day of an applicable Interest Period, or a Eurodollar Loan into a Fluctuating Rate Loan.

    Without limiting the effect of the foregoing, the amount to be paid by the Borrower to the Bank in order to so indemnify the Bank for any loss occasioned by any of the events described in the preceding paragraph, and as liquidated damages therefor, shall be equal to the excess, discounted to its present value as of the date paid to the Bank, of (i) the amount of interest which otherwise would have accrued on the principal amount so received, recovered, converted or not borrowed during the period (the "Indemnity Period') commencing with the date of such receipt, recovery, conversion, or failure to borrow to the last day of the applicable Interest Period for such Eurodollar Loan at the rate of interest applicable to such Loan (or the rate of interest agreed to in the case of a failure to borrow) provided for herein (prior to a Default) over (ii) the amount of interest which would be earned by the Bank during the Indemnity Period if it invested the principal amount so received, recovered, converted or not borrowed at the rate per annum determined by the Bank as the rate it would bid in the London interbank market for a deposit of Eurodollar in an amount approximately equal to such principal amount for a period of time comparable to the Indemnity Period.

    A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate. For purposes of this Section, all references to the "Bank" shall be deemed to include any participant in the Commitment and/or Loans.

    2.16 Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such Eurodollar Loan are not generally available in the London Interbank Market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such Eurodollar Loan during such Interest Period, or (iii) that reasonable means do not exist for ascertaining the Adjusted Libor Rate, the Bank shall, as soon as practicable thereafter, give written or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no Eurodollar Loans will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

    2.17 Change in Legality.

    (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charge with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any Eurodollar Loan, then, by written notice to the Borrower, the Bank may:

    (i) declare that Eurodollar Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall prohibited from the requesting Eurodollar Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and

    (ii) require that all outstanding Eurodollar Loans made by it be converted to Fluctuating Rate Loans, in which event (x) all such Eurodollar Loans shall be automatically converted to Fluctuating Rate Loans a of the effective date of such notice a provided in paragraph (b) below and 9y) all payments and prepayments of principal which would otherwise have been applied to repay the converted Eurodollar Loans shall instead be applied to repay the Fluctuating Rate Loans resulting from the conversion of such Eurodollar Loans.

    (b) For purposes of this Section, (i) a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the day of receipt of the Borrower and (ii) all references to the "Bank" shall be deemed to include any participants in the Commitment and/or the loans.

    SECTION 2. REPRESENTATIONS AND WARRANTIES.

    In order to induce the Bank to enter into this Agreement and to make the financial accommodations herein provided for, the Borrower hereby covenants, represents and warrants to the Bank that:

    3.1 Financial Condition. The consolidated balance sheet of the Borrower and its consolidated Subsidiary as at December 31, 1994 and the related consolidated statement of operations, shareholders' equity and cash flows for the fiscal year ended on such date, certified by Ernst & Young, LLP, copies of which certified statements have heretofore been furnished to the Bank, are complete and correct and present fairly the financial condition of the Borrower and its consolidated Subsidiary as at such date, and the results of its operations for the fiscal year then ended and the interim financial statements of the Borrower and its consolidated Subsidiary s at September 30, 1995 and the related consolidated statements of operations, shareholders' equity and cash flows for the fiscal quarter then ended on such date prepared by management of the Borrower and certified as true and correct by the chief financial officer of the Borrower, copies of which statements have heretofore been furnished to the Bank, are complete and correct and present fairly the financial condition of the Borrower and its consolidated Subsidiary as at such date, and the results of its operations for the fiscal quarter then ended. Such financial statements, including schedules and notes thereto, have been prepared in accordance with GAAP. neither the Borrower nor its consolidated Subsidiary has any material contingent obligations, contingent liabilities or liabilities for taxes, long-term leases or unusual forward or long-term commitments, which are not reflected in the foregoing certified statements or in the notes thereto. Since the date of the aforementioned financial statements, there has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower or its consolidated Subsidiary.

    3.2 Corporate Existence; Compliance with Law. Each of the active Subsidiaries of the Borrower is indicated on Schedule A attached hereto. The Borrower and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority and the legal right to own and operate its property, and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or operation of property or the conduct of its business require such qualification, and (d) is in compliance with all Requirements of Law; except to the extent that the failure to so qualify as a foreign corporation as required by clause (c) of this Section or to comply with all Requirements of Law as required by clause (d) of this Section could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of any such Person, and could not materially adversely affect the ability of the Borrower or any Guarantor to perform its obligations under any Loan Document to which it is a party.

    3.3 Corporate Power; Authorization; Enforceable Obligations. The Borrower has the corporate power and authority and the legal right to make, execute, deliver and perform its obligations under the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of the Loan Documents. No consent or authorization of, filing with, or other act by or in respect of any other Person (including stockholders and creditors of the Borrower) or any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. The Loan Documents will be duly executed the delivery on behalf of the Borrower and, the executed and delivered, will each constitute a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

    3.4 Power, Authorization, Enforceable Obligations of Guarantors. Each Guarantor, if any, has the power and authority and the legal right to make, deliver and perform its Guarantee and Security Agreement and the transactions contemplated thereby and has taken all necessary corporate action to authorize the execution, delivery and performance of its Guarantee and Security Agreement. No consent or authorization of, filing with, or other act by or in respect of any other Person (including stockholders and creditors of the Guarantors) or any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of such Guarantee or Security Agreement. Each Guarantee and each Security Agreement have been duly executed and delivered by the respective parties thereto, and each such document constitutes a legal, valid and binding obligation of the respective Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

    3.5 No Legal Bar. The execution, delivery and performance of the Loan Documents and the Borrowings hereunder and the use of the proceeds thereof by the Borrower and the execution, delivery and performance of the Guarantees and Security Agreements by the Guarantors, if any, will not violate any Requirements of Law or any Contractual Obligation of the Borrower or the Guarantors, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirements of Law or Contractual Obligation except those in favor of the Bank provided herein.

    3.6 No Material Litigation. No litigation, investigation or proceedings of or before any arbitrator or Governmental Authority is pending by or against the Borrower or any Subsidiary or against any of their properties or revenues with respect to the Loan Documents or any of the transactions contemplated hereby or thereby, which would have a Material Adverse Effect.


    3.7 No Default. Neither the Borrower no any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

    3.8 No Burdensome Restrictions. No Contractual Obligation of the Borrower or any Subsidiary and no Requirement of Law would have a Material Adverse Effect.

    3.9 Taxes. The Borrower and its Subsidiaries have filed or caused to be filed all tax returns which to the knowledge of the Borrower are required to filed, and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property except such taxes, if any, as are being contested in good faith and by property proceedings and as to which adequate reserves have been maintained.

    3.10 Federal Regulations. The Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with the provisions of the Regulations of such Board of Governors.

    3.11 Environmental Matters.

    (a) To the knowledge of the Borrower, none of the Real Property contains, or has previously contained, any hazardous or toxic waste or substances or undergrounds storage tanks except in compliance with all applicable Environmental Laws.

    (b) The Borrower's and each Subsidiary's use of the Real Property is in compliance with all applicable Environmental Laws affecting such Real Property, and, to the knowledge of the Borrower and each Subsidiary, there are no environmental conditions which could interfere with the continued use of the Real Property.

    (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violations or advisory action by regulatory agencies regarding environmental control matters or permit compliance which would have a Material Adverse Effect.

    (d) To the knowledge of the Borrower and each Subsidiary, hazardous waste has not been transferred from any of the Real Property to any other locations which is not in compliance with all applicable Environmental Laws or permit requirements.

    (e) With respect to the Real Property, to the knowledge of the Borrower, there are no proceedings, governmental administrative actions or judicial proceedings pending or, to the best knowledge of the Borrower, contemplated under any federal, state or local law regulating the discharge of hazardous or toxic materials or substances into the environment, to which the Borrower or any of its Subsidiaries is named as a party.

    3.12 Representations and Warranties Related to the Acquisition
    Documents.

    Upon the making of the Term Loan, the Borrower represents and warrants to the Bank that:

    (a) The Borrower has delivered to the Bank a complete and correct copy of the Acquisition Documents.

    (b) Each of the representations and warranties given by the Borrower in the Acquisition documents is true and correct in all material respects as of the date of the making of the Term Loan.

    SECTION 4. CONDITIONS PRECEDENT.

    4.1 Conditions to Initial Revolving Credit Loan. The obligation of the Bank to make the initial Revolving Credit Loan to the Borrower hereunder is subject to the satisfaction of the following conditions precedent:

    (a) Revolving Credit Note.  The Bank shall have received the
    Revolving Credit Note conforming to the requirements hereof and duly executed by the Borrower.

    (b) General Security Agreement. The Bank shall have received a general security agreement (the "General Security Agreement") duly executed by the Borrower together with

    -  UCC-1 financing statements
    -  security agreement questionnaire
    -  UCC-11 searches
    -  UCC-3 termination statements from the CIT Group
    -  insurance certificate naming the Bank as loss payee
    -  an assignment to the Bank of the Ex-Im Bank insurance policy

    (c) Trademark Security Agreement. The Bank shall have received a trademark collateral security agreement (the "Trademark Security Agreement") duly executed by the Borrower together with a trademark registration form and same shall have been submitted for filing with the U.S. Commissioner of Patents and Trademarks together with

    -  trademark searches
    - evidence of termination of any security interests in the trademarks

    (d) Patent Security Agreement. The Bank shall have received a patent collateral security agreement (the "patent Security
    Agreement") duly executed by the Borrower together with a patent registration form and same shall have been submitted for filing with the U.S. Commissioner of Patents and Trademarks together with

    - patents searches
    - evidence of termination of any security interests in the patents

    (e) Landlord Waivers. The Bank shall have received executed landlord waivers from all landlords of premises leased by the Borrower where equipment or inventory of the Borrower is located.

    (f) Borrowing Base Certificate. The Bank shall have received and satisfactorily reviewed a Borrowing Base Certificate as set forth in
    Section 5.2 (c) hereof.

    (g) Legal Opinion. The Bank shall have received a favorable opinion of counsel to the Borrower substantially in the form of Exhibit D hereto. Such opinion shall also cover such other matter incident to the transactions contemplated by this Agreement as the Bank shall reasonable require.

    (h) Certified Copies and Other Documents: The Bank shall have received such certificates and other documents relating to the Borrower with respect to the matters herein contemplated as the Bank may request, including but not limited to:

    (1) Certificate of good standing from the New York Secretary of State and certificates of authority to do business from each other jurisdiction in which the Borrower conducts business;

    (2) Certificate of incorporation certified by the New York Secretary of State;

    (3) An Officers' Certificate dated the date of this Agreement certifying, (x) true and correct copies of the by-laws of the Borrower as in effect on the date of adoption of the resolutions referred to in (y) of this subsection (3), (y) true and correct copies of the resolutions adopted by the board of directors of the Borrower (i) authorizing the borrowings from the Bank hereunder, the execution and delivery by the Borrower of the Loan Documents to which it is a party and the performance by the Borrower of its obligations under the Loan Documents and the granting of the lien and security interest contemplated thereby, (ii) approving forms in substantially execution form of the Loan Documents, and (iii) authorizing officers of the Borrowers to execute and deliver the Loan Documents and any related documents, and (z) the incumbency and specimen of the officers of the Borrower executing any documents delivered to the Bank by the Borrower in connection with the Loans.

    (i) Field Audit. The Bank shall have conducted a field audit of the Borrower's assets which shall be satisfactory in all respects to the Bank.

    (j) Commitment Letter. The Borrower shall have satisfied all the terms and conditions of the Commitment Letter.


    (k) Fees. There shall have been delivered to the Bank evidence of payment of the Bank's commitment fee in the amount of $75,000 and of the Bank's attorney's fees and disbursements.

    (l) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank and its counsel.

    4.2 Conditions on the Term Loan. The obligation of the Bank to make the Term Loan to the Borrower hereunder is subject to the satisfaction of the following conditions precedent:

    (a) Section 4.1 Conditions. Each of the conditions set forth in
    Section 4.1 shall have b been satisfied.

    (b) Term Note. The Bank shall have received the Term note conforming to the requirements hereof and duly executed by the Borrower.

    (c) Pledge Agreement. The Bank shall have received a pledge agreement (the "Pledge Agreement") duly executed by the Borrower pledging all of the shares of stock of Pro-Bel together with
    -  the original share certificates of Pro-Bel
    -  Form U-1
    -  Stock powers

    (d) Borrowing Base Certificate. The Bank shall have received a Borrowing Base Certificate as set forth in Section 5.2(c) hereof:

    (e) Legal Opinion. The Bank shall have received a favorable opinion of counsel to the Borrower substantially in the form of Exhibit D hereto as it pertains to the Term Loan. Such transactions contemplated by this Agreement as the Bank shall reasonably require.

    (f) Certified Copies and Other Documents. The Bank shall have received such certificates and other documents relating to Pro-Bel with respect to the matters herein contemplated as the Bank may request, including, but not limited to:

    (1)certificate of good standing (or equivalent) from the applicable United Kingdom authority; (2) certificate of incorporation (or equivalent) certified by the applicable United Kingdom authority;
    (3) an Officers' Certificate dated the date of Agreement certifying, true and correct copies of the by-laws of Pro-Bel as in effect on the date of this Agreement; (4) an opinion of counsel to pro-Bel as to its corporate existence.

    (g) Pro-Bel Acquisition Documents. The Bank shall have received executed copies of the Acquisition Documents which shall be satisfactory in all respects to the Bank.


    (h) Pro-Bel Financial Statements. The Bank shall have received audited financial statements of Pro-Bel for fiscal years 1993-1995.

    4.3 Conditions to All Loans. The obligation of the Bank to make any Loan (including the initial Revolving Credit Loan and the Term Loan) to be made by it hereunder is subject to the satisfaction of the following conditions precedent.

    (a) Representation and Warranties. The representations and warranties made by the Borrower herein or which are contained in by the Borrower or any Subsidiary at any time under or in connection herewith, shall be correct in all material respects on and as of the borrowing date for such extension of credit as if made on and as of such date.

    (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the date an extension of credit is to be made or after giving effect to the extension of credit to be made on such date.

    (c) Compliance with Borrowing Base. After taking into account the Loan or extension of credit to be made, all outstanding extensions of credit together with the requested extension of credit shall not exceed the Borrowing Base, except to the extent of the Over-Advance Amount.

    Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of each such borrowing that the conditions in clauses (a), (b), and (c) of this Section have been satisfied.

    SECTION 5. AFFIRMATIVE COVENANTS.

    The Borrower hereby agrees that, so long as the Commitment remains in effect, any Note remains unpaid, or any other amount is owing to the Bank hereunder, the Borrower will and will cause each Subsidiary to and, with respect to Sections 5.1, 5.3, 5.4, 5.5, 5.7, 5.8, and 5.10, each Non-Restricted Subsidiary to:

    5.1 Corporate Existence and Qualification. Take the necessary steps to preserve its corporate existence and its right to conduct business in all states in which the failure to so preserve its corporate existence or right to conduct business could have a Material Adverse Effect.

    5.2 Financial Information and Compliance Certificates.

    (a) Keep its books of account in accordance with good accounting practices and furnish to the Bank;

    (1) As soon as available, but not more than one hundred twenty (120) days after the closing of each fiscal year, the consolidated financial statements of the Borrower and its consolidated subsidiaries, including a consolidated balance sheet with related consolidated statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GGAP consistently applied and certified by Price Waterhouse, CPAs or another firm of independent certified public accountants reasonably to the a Bank.

    (2) As soon s available, but not more than forty-five 945) days after the close of the first three fiscal quarters of each fiscal year, the consolidated financial statements of the Borrower and its consolidated subsidiaries including consolidated balance sheet with related consolidated statements of income, related earnings and cash flows as at the end of such quarter, all prepared in accordance with GAAP consistently applied and prepared by management and certified as true and correct by the chief financial officer of the Borrower.

    (3) As soon as available, but not more than one hundred twenty (120) days after the closing of each fiscal year, the consolidating financial statements of the Borrower and its consolidated subsidiaries, including a consolidating balance sheet with related consolidating statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP consistently applied and prepared by Price Waterhouse, CPAs or another firm of independent certified public accountants reasonable acceptable to the Bank.

    (4) As soon as available, but not more than forty-five (45) days after the close of the first three fiscal quarters of each fiscal year, the consolidating financial statements of the Borrower and its consolidated subsidiaries including a consolidating balance sheet with related consolidating statement of income, retained earnings and cash flows as at the end of such quarter, all prepared in accordance with GAAP consistently applied and prepared by management and certified as true and correct by the chief financial officer of the Borrower.

    (5) With reasonable promptness, such other data as may be reasonably requested by the Bank including, but not limited to copies of the annual reports, regular periodic and special reports, schedules or other material which the Borrower may not or hereafter be required to file with or deliver to any securities exchange or the Securities and Exchange Commission or any domestic or non-domestic regulatory body and will, during regular business hours and upon reasonable notice, permit the Bank by or through any of its officers, agents, employees, attorneys, or accountants to inspect and make extracts from such Borrower's books and records.

    (b) At the same time as it delivers the financial statements called for by Section 5.2(a), deliver a certificate of the chief financial officer of the Borrower evidencing a computation of compliance with the provisions of Section 6 hereof and stating that in each case except as disclosed in such certificate, the person making such certificate has no knowledge of any Default or Event or Default.

    (c) Deliver to the Bank an accounts receivable aging schedule reflecting aging of receivables from invoice date accompanied by a Borrowing Base Certificate indicating computation of the Borrowing Base promptly upon request of the Bank and monthly (not later than 20 days after the last day of each month) covering the period ending the last day of the immediately preceding month.

    (d) Within 5 days of any officer of the Borrower obtaining knowledge of any Default, if such Default is then continuing, Borrower shall furnish to the Bank a certificate of the chief financial officer of the Borrower setting forth the details thereof and the action which the Borrower is taken or proposes to take with respect thereto.

    5.3 Insurance. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates and naming the Bank as an additional insured and loss payee thereon as its interest may appear and maintain an Export Credit Insurance Policy from Em-Im Bank in amounts and coverage acceptable to the Bank and name the Bank as assignee thereunder.

    5.4 Preservation of Properties; Compliance with Law. Maintain and preserve all of its properties which hare used or which hare useful in the judgment of the Borrower in the conduct of its business in good working order and condition, ordinary wear and tear excepted; comply with all Requirements of Law except where contested in good faith and by proper proceedings if appropriate reserves are maintained with respect thereto.

    5.5 Taxes. Duly pay and discharge all taxes or other claims which might become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefore.

    5.6 Maintain Operating Accounts. Maintain all of its primary operating accounts with the Bank.

    5.7 Notice of Litigation. Promptly notify the Bank in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Three Hundred Fifty Thousand and 00/100 ($350,000.00) Dollars, affecting the Borrower or any Subsidiary whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

    5.8 Indemnity (Environmental Matters). Indemnify the Bank against any liability, loss, cost, damage, or expense (including, without limitation, reasonable attorney's fees) arising from (i) the imposition or recording of a lien by any local, state, or federal government or governmental agency or authority pursuant to any Environmental Laws; (ii) claims of any private parties regarding violations of Environmental Laws; and (iii) costs and expenses (including, without limitation, reasonable attorneys' fee and fees incidental to the securing of repayment of such costs and expenses) incurred by the Borrower, any Subsidiary or the Bank in connection with compliance by the Borrower, any Subsidiary or the Bank with any statute, regulation or order issued pursuant to any Environmental Laws by any local state or federal government or governmental agency or authority.


    5.9 New Subsidiaries: Cause any Restricted Subsidiary of the Borrower formed after the date of this Agreement to become a guarantor of all debts and obligations of the Borrower under this Agreement and grant a security interest o the Bank in all of its personal property to secure such guarantee pursuant to a security agreement on the Bank's landlord form and cause such Restricted Subsidiary to execute an agreement, in form satisfactory to the Bank, subjecting it to the affirmative and negative covenants contained in this Agreement.

    5.10 Books and Records; Field Audit: Keep proper books of record and account in accordance with GAAP and permit the Bank or its duly authorized agents to examine the books and records of the Borrower, such authorization to include, without limitation, the annual field audit, test or examination of any or all of the assets of the Borrower at the Borrower's expense (and, if more frequently than annually, at the Bank's expense).

    SECTION 6. FINANCIAL COVENANTS.

    6.1 The Borrower hereby agrees that, so long as the Commitment remains in effect, any Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, the Borrower and its Restricted Subsidiaries on a consolidated basis will:

    (a) Current Ratio. Maintain at all times during the periods set forth below a ratio of current assets to current liabilities in a portion not less than that designated opposite each such period:

     Period                        Minimum
    From       Through                  Current Ratio

    Date hereof -   12/30/97            1.4 to 1.0
    12/31/97 and at all times thereafter     2.0 to 1.0

    (current assets and current liabilities to be determined in accordance with GAAP; provided, however, that solely for purposes of calculating compliance with this covenant, principal amounts outstanding under the Revolving Credit Loans and the Term Loan shall be considered current liabilities).

    (b) Minimum Quick Ratio. Maintain at all times during the periods designated below a ratio of cash, cash equivalents and accounts receivable to current liabilities in a proportion not less than that designated opposite each such period:

     Period                        Minimum
    From       Through                  Quick Ratio

    Date hereof -   12/30/97            .85 to 1.0
    12/31/97 and at all times thereafter     1.25 to 1.0


    (current liabilities to be determined in accordance with GAAP; provided, however, that solely for purposes of calculating compliance with this covenant, principal amounts outstanding under the Revolving Credit Loans and the Term Loan shall be considered current liabilities).

    (c) Minimum Debt Service Coverage Ratio. Maintain as at the last day of each fiscal year a ratio of the sum of earnings before interest and taxes plus depreciation and amortization for such fiscal year divided by the sum of interest expense plus the current portion of long term debt at such time plus capital expenditures and additions to capitalized software development costs made in such fiscal year of at least 2.0 to 1.0 ("long term debt" means indebtedness for borrowed money which by its terms matures more than 12 months after the date incurred or if maturing sooner, the maturity thereof may be extended at the option of the debtor beyond such 12 month period).

    (d) Domestic Tangible Net Worth. Maintain at all times during fiscal year 1996 Domestic Tangible Net Worth of at least $19,400,000, to increase by at least $2,000,000 at each fiscal year end thereafter above the level attained as at the close of the immediately preceding fiscal year (solely for purposes of calculating compliance with this covenant, Domestic Tangible net Worth shall be net of (i) any increases in common stock and additional paid in capital resulting from or due to the acquisition of any Person or joint venture with any Person or any similar arrangement), (ii) any increase in common stock and additional paid in capital due to a public offering and (iii) the accounting effect of the consolidation of the liabilities or assets attributable to the acquisition of or investment in any non-Restricted Subsidiaries.

    (e) Leverage Ratio. Maintain at all times during the periods designated below a ratio of total liabilities to Domestic Tangible Net Worth in a proportion not more than that designated opposite each such period:

     Period                             Maximum
    From       Through                       Leverage Ratio

    Date hereof -   12/30/97                 1.5 to 1.0
    12/31/97 and at all times thereafter          1.0 to 1.0

    (total liabilities to be determined in accordance with GAAP).

    6.2 The Borrower hereby agrees that, so long as the Commitment remains in effect, any Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, the Borrower and its consolidated Subsidiaries will maintain at all times during fiscal year 1996 Tangible Net Worth on a consolidated basis of at least $19,400,000, to increase by at least $2,000,000 in each fiscal year thereafter above the level attained as at the closed of the immediately preceding fiscal year (solely for purposes of calculating compliance with this covenant, Tangible Net Worth shall be net of (i) any increases in common stock and additional paid in capital resulting from or due to the acquisition of any Person or joint venture with an Person or any similar arrangement) and (ii) the intangible attributable to the acquisition of the stock or Pro-Bel.

    SECTION 7. NEGATIVE COVENANTS.

    The Borrower hereby agrees that, so long as the Commitment remains in effect, any Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder it will not, now will it permit any of its Restricted Subsidiaries to and with respect to Sections 7.2, 7.6, 7.7, 7.8, 7.9, 7.10, 7.2, 7.13 and 7.14, any of
    its Non-Restricted Subsidiaries to:

    7.1 Indebtedness for Borrowed Money. Incur, or permit to exist, any Indebtedness for borrowed money except (i) Indebtedness incurred pursuant to borrowings hereunder and under any other loans made by the Bank in its discretion to the Borrower or any Subsidiary, (ii) Indebtedness existing on the date hereof and reflected in the financial statements referred to in Section 3.1 hereof and (iii) purchase money Indebtedness incurred in the acquisition of fixed assets within the limitations of Section 7.8 hereof.

    7.2 Mergers, Acquisitions and Sales of Assets. Enter into any merger or consolidation or liquidate, windup or dissolve itself or sell, transfer or lease or otherwise dispose of al or substantially all of its assets (other than sales of inventory and obsolescent equipment in the ordinary course of business) or acquire by purchase or otherwise the business or asset of, or stock of, another business entity; except that any Subsidiary may merge into or consolidate with any other Subsidiary which is wholly-owned by the Borrower and any Subsidiary which his wholly-owned by the Borrower may merge with or consolidate into the Borrower provided that the Borrower is the surviving corporation.

    7.3 Loans; Investments. Lend or advance money, credit or property to or invest in (by capital contribution, loan, purchase or otherwise) any firm, corporation, or other Person except (i) investments in United States Government obligations, certificates of deposit of any banking institution with combined capital and surplus of at least $200,000,000, (ii) accounts receivable arising out of sales of inventory in the ordinary course of business, (iii) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Rating Group or "P-1" by Moody's Investors Service, Inc., (iv) investments in a Subsidiary and (v) in addition to all other permitted investments and loans, investments in or loans to any other Person, provided that the aggregate amount of such investments., loans and guaranties permitted by Section 7.5
    (ii) hereof, do not exceed in the aggregate Five Hundred Thousand and 00/100 ($500,000.00) Dollars at any one time outstanding.

    7.4 Liens. Create, assume or permit to exist, any Liens on any of its property or assets now owned or hereafter acquired except (i) Liens in favor of the Bank; (ii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (iii) Liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with GAAP; and (iv) purchase money Liens granted to secure the unpaid purchase price of any fixed assets purchased within the limitations of Section 7.8 hereof.

    7.5 Contingent Liabilities. Assume, endorse, be or become liable for or guarantee the obligations of an Person except (i) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business and (ii) guaranties of obligations which when aggregated with the loans and investments permitted by
    Section 7.3(v) hereof do not exceed Five Hundred Thousand and 00/100 ($500,000.00) Dollars at any one time outstanding.

    7.6 Dividends. Declare or pay any dividends on its capital stock (other than dividends payable solely in shares of its own common stock), or purchase, redeem, retire or otherwise acquire any of its capital stock at any time outstanding, except (i) any Subsidiary wholly owned by the Borrower may declare and pay dividends to the Borrower and (ii) provided no Event of Default has occurred and is continuing thereunder, the Borrower may do any of the foregoing in any fiscal year not exceeding, i on the aggregate, twenty five (25%) percent of the Borrower's net income in such fiscal year.

    7.7 Sales of Receivables; Sale - Leasebacks. Sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to the Borrower, with or without recourse, except for the purpose of collection in the ordinary course of business; or sell any asset pursuant to an arrangement to thereafter lease such asset from the purchase thereof.

    7.8 Capital Expenditures; Capitalized Leases. Expend in the aggregate for the Borrower and all Subsidiaries in excess of Three Million and 00/100 ($3,000,000.00) Dollars in any fiscal year for Capital Expenditures including payments made on account of Capitalized Leases. For purposes of the foregoing, Capital Expenditures shall include payments made on accounts of any deferred purchase price or on account of any indebtedness incurred to finance any such purchase price.

    7.9 Lease Payments. Expend in the aggregate for the Borrower and all Subsidiaries in excess of Seven Hundred Fifty Thousand and 00/100 ($750,000.00) Dollars in any fiscal year for the lease, rental or hire of real or personal property pursuant to any rental agreement therefore, whether an operating lease, capitalized lease or otherwise.

    7.10 Nature of Business. Materially alter the nature of its business.

    7.11 Stock of Subsidiaries. Sell or otherwise dispose of any Subsidiary (except in connection with a merger or consolidation of subsidiary into the Borrower or another Subsidiary) or permit a Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.

    7.12 ERISA. (i) Terminate any Plan so as to result in any material liability to the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (the "PBGC"), (ii) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 or ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended) involving any Plan which would subject a Borrower to any material tax, penalty or other liability, iii) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan, or (iv) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any Plan.

    7.13 Accounting Changes. Make, or permit any Subsidiary to make any change in their account treatment or financial reporting practices except as required or permitted by GAAP in effect from time to time.

    7.14 Transactions with Affiliates. Except as otherwise specifically set forth in this Agreement, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction, with any Affiliate except in the ordinary course of business and at prices and on terms not less favorable to it than those which would have been obtained in an arm's-length transaction with a non-affiliated third party.

    SECTION 8.  EVENTS OF DEFAULT.

    Upon the occurrence and during the continuance of any of the following events (each an Event of Default):

    (a) Borrower shall fail to pay any interest on any of the Notes within ten days of the due date therefore, or principal of any of the Notes when due, or shall fail to pay any other amount payable hereunder within ten days after written notice or the Borrower or any Guarantor shall default under any other Loan Document after the giving of notice or expiration of grace periods, if any, under such Loan Document; or

    (b) Any representation or warranty made or deemed made by the Borrower herein or which his contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been false in any material respect on or as of the date made or deemed made; or

    (c) Borrower shall default in the observance or performance of any covenant or provision contained in Section 5, 6 or 7 hereof; or

    (d) Borrower shall default in the observance or performance of any other provision contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice thereof is given to the Borrower by the Bank; provided that if the default is of such nature that it cannot reasonably be cured within such 30 day period, no default shall be deemed to have occurred hereunder so long as the Borrower commences to cure such default within such 30 day period and thereafter diligently and expeditiously proceeds to cure same, provided that no extension shall be for a period beyond 60 days; or

    (e) The Borrower or any Subsidiary shall (i) default in any payment of any indebtedness for borrowed money in excess of Two Hundred Thousand and 00/100 $200,000.00) Dollars (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) default beyond the period of grace, if any, in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, in each case the effect of which default or other event or condition is to cause or permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such indebtedness to become due prior to its stated maturity; or

    (f) (i) The Borrower or any Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Subsidiary shall make a general assignment of the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 75 days; or (iii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which result in the entry of an order for any such relief which shall have been vacated, discharged, or stayed or bonded pending appear within 20 days from the entry thereof; or (iv) the Borrower or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or
    (iii) of this Section 8(f); or (v) the Borrower or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

    (g) (i) the Borrower or any Subsidiary shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Report Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or institution of proceedings is, in the reasonable option of the Bank, likely to result in the termination of such Plan for purposes of Title iV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for 20 days after notice of such Reportable Event pursuant to Section 4043(a), (c) or
    (d) of ERISA is given or the continuance of such proceedings for 20 days after commencement thereof, as the case may be, (iv) any Plan shall terminate for purposes of Title IV of ERISA, and in each case in clauses (i) through (iv) above, such event or condition could subject the Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations or property of the Borrower; or

    (h) the rendition by any court of a final judgement in excess of Two Hundred Thousand and 00/100 ($200,000.00) Dollars against the Borrower or any Subsidiary which shall not be satisfactorily stayed, discharged, vacated or set aside within 75 days of the making thereof; or the attachment of any material property of the Borrower or any Subsidiary which has not been released or provided for to the reasonable satisfaction of the Bank within 75 days after the making thereof; or
    (i) any Guarantee or Security Agreement of any Guarantor shall cease to be in full force and effect; or

    (j) any of the Liens created and granted pursuant to the Security Agreements or the Pledge Agreement shall fail to be valid, first, perfected Liens subject to nor prior to equal Lien except as permitted by this Agreement.

    Then, in any such event, any or all of the following actions may be taken: (i) the Bank may, at its option, declare the Commitment to be terminated forthwith, whereupon the Commitment and all obligations of the Bank to make Loans to the Borrower shall immediately terminate; (ii) the Bank may, at its option, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable and the same, and all interest accrued thereon, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, anything contained herein or in any instrument evidencing the Loans to the contrary notwithstanding.

    SECTION 9.  COLLATERAL SECURITY

    9.1 General Loan and Collateral Agreement. As collateral security for the payment of the Obligations, the Borrower hereby grants to the Bank a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations whether or not such Obligations are then due or are secured by any collateral, or, if they are so secured, whether or not such collateral held by the Bank is considered to be adequate.

    9.2 Additional Collateral Security. In addition to the collateral described in Section 9.1 hereof, payment of the Obligation is also secured by a first priority security interest in (i) all personal property including trademarks and patents of the Borrower whether now owned or hereafter acquired, and (ii) after the making of the Term Loan, all outstanding shares of stock of Pro-Bel, as provided, respectively, in the Security Agreements and Pledge Agreement executed and delivered by the Borrower to the Bank.

    SECTION 10.  MISCELLANEOUS.

    10.1 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing unless otherwise expressly provided herein and shall be deemed to have been duly given or made when delivered by hand, or by telegram or telecopy, or when deposited in the mail addressed as follows, or to such address as may be hereafter notified in writing by the respective parties hereto and any future holders of any Note:

    The Borrower:

    Chyron Corporation
    5 Hub Drive
    Melville, New York 11747

    with a courtesy copy (which copy shall not constitute notice)

    to:

    Camhy, Karlinsky & Stein LLP
    1740 Broadway
    New York, New York 10019-4315
    Attn:  Daniel DeWolf, Esq.

    The Bank:

    NatWest Bank N.A.
    100 Jericho Quadrangle
    Jericho, New York 11753
    Attn:  Alice B. Adelberg
           Vice President

    10.2 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right.

    10.3 Survival of Representations and Warranties. All representations and warranties made hereunder and in any Loan
    Document shall survive the execution and delivery of this Agreement and the Notes.

    10.4  Payment of Expenses; Examination.

    (a) The Borrower agrees to pay or reimburse the Bank for all its reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of attorneys for the Bank) incurred in connection with (i) the enforcement or preservation of any rights under any Loan Document or any other instrument or agreement entered into in connection herewith or therewith including, without limitation, the reasonable fees and disbursements of attorneys for the Bank; (ii) any claim or action threatened, made or brought against the Bank arising out of or relating to any extent to any Loan Document or any instrument or agreement entered into in connection with the transactions contemplated hereby or thereby;
    (iii) the perfection of any security interest in the Collateral or in the maintenance of the Collateral; (iv) any amendment or modification of any Loan Document; (v) the payment of any tax, assessment, recording fee or similar charge; (vi) any waiver of any right of the Bank under any Loan Document and (vii) the reasonable fees and disbursements of any counsel to the Bank incurred from time to time in connection with the transactions contemplated by this Agreement. The Borrower agrees to reimburse the Bank for any payments made to the CIT Group/Credit Finance Inc. ("CIT") pursuant to the indemnity letter of the Bank to CIT dated March 28, 1996.

    (b) The Borrower agrees that at any time and from time to time upon reasonable notice and during regular business hours the Bank may conduct, at the Borrower's expense, an examination of the Borrower's books and records (provided, if more frequently than annually, at the Bank's expense). The obligations set forth in this Section 10.4 shall be in addition to any other obligations or liabilities of the Borrower to the Bank hereunder or at common law or otherwise. The provisions of this Section 10.4 shall survive the payment of the Notes and the termination of this Agreement.

    10.5 WAIVER OF JURY TRIAL, SET-OFF AND COUNTERCLAIM. THE BORROWER AND THE BANK IN ANY LITIGATION (WHETHER OR NOT ARISING OUT OF OR RELATING TO THIS AGREEMENT) IN WHICH THEY SHALL BE ADVERSE PARTIES WAIVE THE RIGHT OF TRIAL BY JURY AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY KIND OR DESCRIPTION IN ANY SUCH LITIGATION.

    10.6 WAIVER OF AUTOMATIC STAY. THE BORROWER AGREES THAT, IN THE EVENT THAT THE BORROWER, ANY GUARANTOR OR ANY OF THE PERSONS OR PARTIES CONSTITUTING THE BORROWER OR ANY GUARANTOR SHALL (i) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER TITLE 11 OF THE U.S. CODE, AS AMENDED ("BANKRUPTCY CODE"), (ii) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (iii) FILE OR E THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (iv) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, OR (v) BE THE SUBJECT OF ANY ORDER, JUDGEMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, THE BANK SHALL THEREUPON BE ENTITLED AND THE BORROWER IRREVOCABLY CONSENTS TO IMMEDIATE AND UNCONDITIONAL RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE BANK AS PROVIDED FOR HEREIN, IN ANY NOTE, OTHER LOAN DOCUMENTS DELIVERED IN CONNECTION HEREWITH AND AS OTHERWISE PROVIDED BY LAW, AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO OBJECT TO SUCH RELIEF AND WILL NOT CONTEST ANY MOTION BY THE BANK SEEKING RELIEF FROM THE AUTOMATIC STAY AND THE BORROWER WILL COOPERATE WITH THE BANK, IN ANY MANNER REQUESTED BY THE BANK, IN ITS EFFORTS TO OBTAIN RELIEF FROM ANY SUCH STAY OR OTHER PROHIBITION.

    10.7 LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY (i) THE BORROWER, ANY GUARANTOR, ANY SUBSIDIARY, OR ANY OTHER PERSON AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK (ii) THE BANK AGAINST THE BORROWER, ANY GUARANTOR, ANY SUBSIDIARY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THE FOREGOING, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER (FOR ITSELF AND ON BEHALF OF EACH GUARANTOR AND EACH SUBSIDIARY) AND THE BANK HEREBY WAIVE, RELEASE AND AGREE NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISING AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

    10.8 Modification and Waiver. No modification of waiver of, or with respect to any provision of this Agreement or any document or instrument delivered in connection therewith shall be effective unless and until it shall be in writing and signed by the Bank, and then such modification or waiver shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle to it any other or further notice or demand in similar or other circumstances.

    10.9 Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees, and assigns.

    10.10 Governing Law; Consent to Jurisdiction. This Agreement and the other Loan Documents and any documents and instruments delivered in connection hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the law of the state of New York and the Borrower consents to the jurisdiction of the courts of the State of New York in any action brought to enforce any rights of the Bank under this Agreement and any document or instrument related hereto.

    10.11 Entire Agreement. This Agreement and any other agreement, documents and instruments executed and delivered pursuant to or in connection with the Obligations contain the entire agreement between the parties relating to the subject matter hereof and thereof. The Borrower expressly acknowledges that the Bank has not made and the Borrower is not relying on any oral representations, agreements or commitments of the Bank or any officer, employee, agent or representative thereof.

    10.12 Interest Adjustment. Notwithstanding anything to the contrary contained in this Agreement or any Note, the rate of interest payable on either Note shall never exceed the maximum rate of interest permitted under applicable law. If at any time the rate of interest otherwise prescribed herein shall exceed such maximum rate, and such prescribed rate is thereafter below such maximum rate, the prescribed rate shall be e increased to the maximum rate for such period of time as is required so that the total amount of interest received by the Bank is that which would have been received by the Bank except for the operation of the first sentence of this
    Section 10.12.

    10.13 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Jericho, New York by their proper and duly authorized officer as of the day and year first above written.

    CHYRON CORPORATION

    By:  /s/ Patricia A. Lampe
    Chief Financial Officer

    NATWEST BANK N.A.

    By: /s/ William Ewing
    Vice President

BARC                      LAYS BANK PLC
                 Oxford Corporate Banking Centre
                  P.O. Box 858, Oxford OX1 3YP


    PRIVATE AND CONFIDENTIAL
    The Directors                                 Your Ref:
    H/JEF/SH
    Pro-Bel Limited                          Our Ref: 01865
    442139
    Triology Broadcast Limited                         Fax No.: 01865
    442570
    Pro-Bel Software Limited
    Xebec Electronic Production Services Ltd.               19th December
    1996
    Danehill, Lower Early
    Reading RG6 4PB

    Dear Sirs

    We are please to advise you that Barclays Bank PLC ("the Bank") has agreed to provide an overdraft facility ("the Overdraft") of up to 3,000,000 pounds sterling gross (Three million pounds sterling gross) and of up to $3,000,0000 pounds sterling (Three million pounds sterling net) until 31st December 1997 to Pro-Bel Limited ("the Parent") and its subsidiary named below (the Parent and such subsidiaries are referred to individually as a "borrower" and collectively as the "Borrowers").

    The Bank is also prepared to provide the Borrower with:

    Ancillary facilities by way of negotiation of sterling/foreign currency cheques and Bills of Exchange payable abroad, Company Barclaycard, Bankers Automatic Clearing Services (BACS), Branch Originated BACS Services (BOBS) and Spot and Forward Exchange Transactions (known collectively a the "ancillaries") Utilisation under the Ancillaries shall be in accordance with Schedule B.

    The Schedules attached hereto from part of the terms and conditions of this letter.

    Following the completion of the acceptance formalities detailed below the Overdraft will be available for drawing by the Borrowers, subject to the following terms and conditions:

    1. The Overdraft

    The Overdraft will be available by way of a Composite Accounting System ("CAS") in accordance with a Composite Accounting Agreement made between the Parent and its subsidiaries named below an the Bank, (subject to the sub limits detailed below - at the Oxford City Office branch of the Bank ("the Branch") with interest charged at a rate of 1.5% per annum over the Bank's Base Rate current from time to time. Interest, together with other charges will be debited to the Borrowers' current accounts at the Branch quarterly in arrears in March, June, September and

    December each year, or at such other times as may be determined by the Bank, and such interest will be calculated on the basis of actual days elapsed over a 365 day year.

    Sub Limits

    Trilogy Broadcast Limited                300,000 pounds
    sterling
    Pro-Bel Software Limited                 200,000 pounds
    sterling
    Xebec Electronic Production Services Limited         50,000 pounds
    sterling

    Options Available Within and Utilization of the Facility

    The Facility may be utilized by way of the following options and in accordance with the provisions of the Schedules related thereto:

    Sterling Overdraft the terms and conditions of which are contained in the Bank's Facility
    Letter of even date, and/or
    Foreign Currency Overdraft (see Schedule A)

    Within the Facility the aggregate of the liabilities due, owing or incurred thereunder shall not at any time exceed 3,000,000 until 31 December 1997 or its currency equivalent.

    2. Availability

    All monies owing under the Facility are repayable upon written demand by the Bank and/or any undrawn portion of the Facility may be cancelled by the Bank, at any time. Following demand and/or cancellation, no further utilisation may be made under the Facility. The Bank may at any time after such demand and/or cancellation call for payment of full cash cover for all liabilities outstanding under the Ancillary Facilities.

    The Borrower shall indemnify the Bank on demand against any loss, liability or expense which the Bank may reasonably sustain or incur as a consequence of making such demand or as a consequence of non-performance by the Borrower of any obligation under this letter.

    Any monies not paid following a demand under this clause shall continue to bear interest in respect of any outstanding interest period, and in respect of the Sterling Overdraft and the Foreign Currency Overdraft as calculated in the respective Schedules.

    The amounts of any payments made by the Bank on behalf of the Borrower under the Ancillary Facilities, will, except for those amounts where cash cover has been made by the Borrower as provided for above, continue to bear interest at 1.5% per annum over the Bank's Base Rate current from time to time until payment is made. Interest shall, if unpaid, be compounded in the Bank's usual charging dates. Interest will continue to be charged and compounded on this basis after as well as before demand or Judgement.

    The Bank reserves the right, at any time following a demand under this clause, to purchase with Sterling any currency necessary to convert any amounts outstanding under the Facility, together with interest accrued thereon, to Sterling, whereupon the Borrow shall then become liable to pay the

    Bank forthwith the relevant Sterling amounts, together with all costs and expenses incurred by the Bank. Interest will continue to be charged as detailed above.

    In the absence of demand or cancellation by the Bank, the Facility is available for utilisation until 31 December 1997. However, the Bank will be pleased to discuss the Borrower's future requirements shortly before that date.

    3. Security and/or Guarantee(s)

    The Borrower's obligations hereunder will be secured by any security which is now held, or hereafter may be held, by the Bank to secure all moneys and liabilities which shall from time to time be due, owing or incurred to the Bank by the Borrower, whether actually or contingently.

    Specifically, in addition to the security currently held the Bank will be provided with:

    a) Cross Guarantee and Debenture from Xebec Electronic Production Services Limited.
    b) Assignment of current NCM Policies.
    c) Acknowledgement in a form to be agreed from Chyron Corporation of the agreed arrangement relating to reductions in the outstanding inter company loan from that organisation.

    The Bank reserves the right to require all subsidiary companies to be taken into the CAS arrangement.

    4. Information

    The Parent undertakes to provide the Bank with:

    a) copies of its audited consolidated Profit and Loss account and Balance Sheet as soon as they are available and not later than 180 days from the end of each accounting reference period together with any other information which the Bank may reasonably request from time to time.
    b) Monthly management accounts in a form acceptable to the Bank. Such reports to be received by the Bank within 30 days of the relevant month end.
    c) Debenture monitoring Form 862 to be received by the Bank within 30 days of the relevant month end.
    d) Schedule, in a format to be agreed detailing an overseas debtor aged analysis together with appropriate buyer limits as established by NCM.

    The Bank reserves the right to arrange for an independent review of the sales ledger at the Companies' reasonable expense. The Bank will not seek these reviews at intervals of less than six months.

    5. Change of Circumstances

    In the event of any change in applicable law or regulation or the existing requirements of, or any new requirements being imposed by, the Bank of England or other regulatory authority the results of which, in the sole opinion of the Bank, is to increase the cost to it of funding, maintaining or making available the Overdraft (or any undrawn amount thereof) or to reduce the effective return to the Bank, then the Borrowers shall pay to the Bank such sum as may be certified by the Bank to the Borrowers as shall compensate the Bank for such increased cost or such reduction.

    6. Authority of Parent to agree changes to the Composition of the
    Borrowers and to the limit     and terms applicable to the Overdraft.

    By countersigning this letter, each Borrower (other than the parent) irrevocably authorises the Parent (which is hereby appointed the agent of the Borrowers for such purposes) from time to time (i) to agree with the Bank in writing to add any further subsidiary or subsidiaries as a Borrower or Borrowers, and/or (ii) to remove any subsidiary as a Borrower, and/or (iii) to make such changes to the limit and sub limits and other terms applicable to the Overdraft as the Parent may deem appropriate, and/or (iv) to sign any document and perform any act on behalf of the Borrowers (or any of them) required to effect or implement any of the foregoing.

    Each change so agreed by the Parent shall be binding on each Borrower and the terms of this letter will continue in full force and effect, save as expressly amended thereby.

    7. Fees

    A fee of 15,000 pounds sterling will be payable by the Borrowers to the Bank in respect of the facility.

    Legal and Valuation Costs

    Any legal valuation fees and expenses and other out of pocket expenses (including VAT) incurred by the Bank in connection with the negotiation and granting of the Facility will be reimbursed by the Borrower on demand by the Bank.

    All fees will e ebited to the Current Account of Pro-Bel Limited.

    8. Set-Off

    Any sum of money at any time standing to the credit of the Borrower with the Bank in any currency upon any account or otherwise (whether or not any such account is held in the Borrower's name) r provided to the Bank cash cover for any outstanding liabilities under the Ancillary Facilities, may be applied by y the Bank at any time (without notice to the Borrower) in or towards the discharge of any money or liabilities now or hereafter due, owing or incurred to the Bank by the Borrower hereunder (whether presently payable or not).

    9. Currency Indemnity

    If for any reason, any amount payable to the Bank is received or recovered in a currency other than the contractual currency in which it is due, then, to the extent that the amount actually received or recovered by the Bank (when converted by the Bank into the contractual currency at the applicable rate of exchange) falls short of the amount due in the contractual currency, the Borrower shall, as a separate and independent obligation, reimburse the Bank on demand (on a full indemnity basis) for the amount of such shortfall.

    10. Applicable Law

    This letter shall be governed by and construed and take effect in accordance with English Law.

    11. Acceptance

    Prior to the Overdraft being utilised, the Parent shall provide the Branch with the following:

    a) the enclosed duplicate of this letter duly signed on each Borrower's behalf together with a CAS Agreement and CAS Guarantees, and

    b) a certificate true copy of a Resolution of each Borrower's Board of Directors:

    i) accepting the Overdraft on the terms and conditions stated herein and approving the terms of the CAS Agreement and the CAS Guarantee to be given by it,

    ii) authorising a specified person, or persons, to sign and return to the Bank the duplicate of this letter,

    iii) authorising the Bank to accept instructions and confirmations in connection with the operation of the Overdraft signed in accordance with the Bank's signing mandate current from time to time,

    iv) appointing the Parent to act as agent of he Borrowers for the purposes contemplated in Clause 6 above.

    This offer will remain available for a period of one month from the date of this letter after which it will lapse if not accepted.

    Yours faithfully
    for and on behalf of
    BARCLAYS BANK PLC

    /s/ J.A. Bullen
    J.A. BULLEN
    SENIOR CORPORATE MANAGER

    Accepted on the terms and conditions stated herein pursuant to a resolution of the Board of Directors (a certified true copy of which is attached hereto).

    For and on behalf of PRO BEL LIMITED


    Director


    Secretary/Director

    Accepted on the terms and conditions stated herein pursuant to a Resolution of the Board of Directors (a certified true copy of which is attached hereto)

    For and on behalf of Trilogy Broadcast Limited


    Director


    Secretary/Director

    Accepted on the terms and conditions stated herein pursuant to a Resolution of the Board of Directors (a certified true copy of which is attached hereto)

    For and on behalf of Pro-Bel Software Limited


    Director


    Secretary/Director

    Accepted on the terms and conditions stated herein pursuant to a Resolution of the Board of Directors (a certified true copy of which is attached hereto)

    For and on behalf of Xebec Electronic Production Services Limited


    Director


    Secretary/Director

    SCHE                     DULE A

    Foreign Currency Overdraft

    The Foreign Currency Overdraft will be made available in any currency (other than sterling) as previously agreed by and arranged with the Bank, and which currency is freely transferable and available to the Bank in the normal course of business.

    The Foreign Currency Overdraft will be available on the Borrower's foreign currency account at Reading International Services Branch with interest charged at 1.5% per annum over the Bank's call loan rate current from time to time. Interest together with other charges will be debited to the Borrower's Foreign Currency Account at the Reading International Services Branch quarterly in arrears in March, June, September and December each year or at such other times as may be determined by the Bank, and such interest will be calculated on the basis of actual days elapsed over a 360 day a year.

    SCHEDULE B

    ANCILLARY FACILITIES

    Negotiation of Sterling/Foreign Currency Cheques and Bills of Exchange payable Abroad up to 50,000 Pounds Sterling

    The Bank will purchase, with recourse, suitable foreign currency and sterling cheques payable abroad and/or approved foreign currency or sterling bills of exchange payable abroad. The suitability of those cheques and bills of exchange which the Bank is prepared to purchase is entirely at the discretion of the Bank, and is subject to the Uniform Rules for the Collection of Commercial Paper (1978 Revision). Pricing will be decided on a case by case basis.

    A Spot & Forward Exchange Transaction Limit Up To 200,000 Pounds
    Sterling

    The SFET Facility covers the maximum liability of the Borrower to the Bank outstanding at any time under contracts of not more t than twelve months' duration for the forward purchase or sale of foreign currencies, but excludes purchases or sales where the Bank is required irrevocably to pay away funds prior to receiving firm confirmation of incoming cover.

    When wishing to utilise the SFET facility the Borrower should telephone the Oxford City Office Branch of the Bank on (01865) 442156. All payment and delivery instructions are to e advised to and processed by the Branch and confirmed by letter at the earliest opportunity.

    BOBS up to 200,000 pounds sterling
    BACS up to 250,000 pounds sterling

    To allow the Borrower(s) to make salary and/or credit payments electronically.

    Company Barclaycard up to 100,000 pounds sterling

    To be used in accordance with the terms and conditions of use, current from time to time, as detailed in the Agreement executed by the Borrower(s).

PRO-BEL LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Roger Henderson     Michael Knight Graham Pitman
          Ray Hartman         David Steal         Graham Roe
          Derek Over          Roger Stanwell

    There was produced to the meeting a Facility Letter date 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office (Old Bank) to the Company setting out the terms and conditions upon which the Bank is prepared to lend to the Company the sum of 3,000,000 pounds sterling until 31 December 1996 by way of a on demand overdraft facilities.

    IT WAS RESOLVED

    1. That the terms and conditions of the overdraft as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Roger Henderson and Ray Hartman be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the overdraft upon instructions from the Company signed in accordance with the Bank's Mandate for the Company's Account with the Bank, current from time to time.

    I hereby certify the above to be a true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Roger Henderson
    For and on behalf of
    PRO-BEL LIMITED

    XEBEC ELECTRONIC PRODUCTION SERVICES LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Ray Hartman
          Graham Pitman

    There was produced to the meeting a Facility Letter date 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office (Old Bank) to the Company setting out the terms and conditions upon which the Bank is prepared to lend to the Company the sum of 3,000,000 pounds sterling until 31 December 1996 by way of a on demand overdraft facilities.

    IT WAS RESOLVED

    1. That the terms and conditions of the overdraft as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Roger Henderson and Graham Pitman be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the overdraft upon instructions from the Company signed in
    accordance      with the Bank's Mandate for the Company's Account with the
    Bank, current from time to time.

    I hereby certify the above to be a true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Raymond Hartman
    For and on behalf of
    XEBEC ELECTRONIC PRODUCTION SERVICES LIMITED

TRILOGY BROADCAST LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Ray Hartman         Phil White
          Graham Pitman  Tim Hardisty
          Roger Stanwell

    There was produced to the meeting a Facility Letter date 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office (Old Bank) to the Company setting out the terms and conditions upon which the Bank is prepared to lend to the Company the sum of 3,000,000 pounds sterling until 31 December 1996 by way of a on demand overdraft facilities.

    IT WAS RESOLVED

    1. That the terms and conditions of the overdraft as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Raymond Hartman and Graham Pitman be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the overdraft upon instructions from the Company signed in accordance with the Bank's Mandate for the Company's Account with the Bank, current from time to time.

    I hereby certify the above to be a true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Raymond Hartman
    For and on behalf of
    TRILOGY BROADCAST LIMITED

PRO-BEL SOFTWARE LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Ray Hartman         Roger Meet
          Derek Owen          Matca Butler
          Roger Henderson     Neil Maycock

    There was produced to the meeting a Facility Letter date 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office (Old Bank) to the Company setting out the terms and conditions upon which the Bank is prepared to lend to the Company the sum of 3,000,000 pounds sterling until 31 December 1996 by way of a on demand overdraft facilities.

    IT WAS RESOLVED

    1. That the terms and conditions of the overdraft as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Raymond Hartman and Roger Henderson be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the overdraft upon instructions from the Company signed in accordance with the Bank's Mandate for the Company's Account with the Bank, current from time to time.

    I hereby certify the above to be a true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Raymond Hartman
    For and on behalf of
    TRILOGY BROADCAST LIMITED



    BARCLAYS BANK PLC
    Oxford Corporate Banking Centre
    P.O. Box 858, Oxford OX1 3YP


    PRIVATE AND CONFIDENTIAL
    The Directors                                 Your Ref:
    H/JEF/SH
    Pro-Bel Limited                          Our Ref: 01865 442139
    Triology Broadcast Limited                         Fax No.: 01865
    442570
    Pro-Bel Software Limited
    Xebec Electronic Production Services Ltd.               19th December
    1996
    Danehill, Lower Early
    Reading RG6 4PB

    Dear Sirs

    BANK FACILITY - PARENTAL COMPANY LOAN

    I write to confirm the arrangement we have discussed with Mike Knight, Financial Director relating to parental company Loan from Chyron Inc.

    Pro-Bel Limited's Cash Flow Forecast for 1997 linked to the level of Bank support we now propose suggest that Pro-Bel will be in a position to effect a reduction of some 1 million pounds sterling in its Loan from Chyron Corporation during the period at the rate of 250,000 pounds sterling per quarter commencing the 31st March 1997.

    In recognising that the Bank facility will be utilised for the above purpose we seek your confirmation and that of Chyron Corporation that these payments will not be made if cumulative cash or trading performance is 15% worse than forecast on a cumulative basis measured quarterly throughout the year unless the Bank consents to the arrangement beforehand.

    We should be grateful if you would confirm the agreement of both Pro-bel Limited and Chyron Corporation to this arrangement by having representatives of both parties sign and return to us a copy of this letter.

    Yours sincerely



    /s/ J.A. Bullen
    J.A. BULLEN
    SENIOR CORPORATE MANAGER
    BARCLAYS MERCANTILE


    Mr. M Knight
    Finance Director
    Pro-Bel Limited
    Danehill
    Lower Earley
    Reading
    Bershire
    RG6 4PB

    20 December 1996

    Dear Mr. Knight,

    Re:  LEASE PURCHASE FACILITY OFFER

    We are pleased to confirm our willingness to offer Lease Purchase facilities in respect of various items of plan & machinery and computer equipment.

    This offer is made subject to the following conditions;

    1.  A maximum advance of 750,000 pounds sterling
    2. A maximum lease term of 60 months in respect of surface mount machinery and telephone system only. All other assets to be subject to a maximum term of 36 months.
    3. A minimum deposit equivalent to 10% of the capital cost (+ full VAT where applicable)
    4.  Ongoing sight and satisfaction with quarterly management accounts.
    5.  Sight and satisfaction with 1996 audited accounts by 30 June 1997
    6.  Cross guarantees of all Pro-Bel Ltd subsidiary companies
    7.  All suppliers to be bona fide
    8.  These facilities are available for drawdown until 31 December 1997

    In addition an agency purchase facility has been approved which I hope will be of great benefit. This facility is designed to simplify utilisation of the lease purchase facility and is especially beneficial when there are a number of suppliers. The agency will allow Pro-Bel to acquire assets (acting as our agents) thus controlling expenditure and then to seek reimbursement from Barclays Mercantile under an hire purchase agreement. In order to enact the agency I would be grateful if you would sign the document attached and return it together with a signed copy of this offer letter.

    Our willingness to provide these facilities is upon the condition that, in our opinion, there is no adverse change in your financial circumstances before we purchase the equipment.


    This offer is valid for a period of fourteen days from today;
    nevertheless we reserve the right to revise our terms should monetary, economic or taxation conditions change before we purchase the equipment.

    We welcome the opportunity to be of service to you. Please signify your acceptance of the above terms by signing and returning the enclosed additional copy of this letter.

    Yours sincerely,


    /s/ David Bye
    David Bye
    Branch Manager

    For and on behalf of

    Roger Henderson
    Pro-Bel Ltd.
    Authorised to sign



    BARCLAYS BANK PLC
    Oxford Corporate Banking Centre
    P.O. Box 858, Oxford OX1 3YP


    PRIVATE AND CONFIDENTIAL
    The Directors                                 Your Ref:
    H/JEF/SH
    Pro-Bel Limited                          Our Ref: 01865 442139
    Triology Broadcast Limited                         Fax No.: 01865
    442570
    Pro-Bel Software Limited
    Xebec Electronic Production Services Ltd.               19th December
    1996
    Danehill, Lower Early
    Reading RG6 4PB

    Dear Sirs

    Barclays Bank PLC (the "Bank") is pleased to offer to provide a Bonds, Guarantees and/or Indemnities facility (the "Facility") of up to 300,000 pounds sterling (three hundred pounds sterling) or its currency equivalent ("Facility Amount") to Pro-Bel Limited (the "Borrower") subject to the terms and conditions set out below.

    1.    Interpretation

    For the purpose of this Facility Letter:

    a) "Indemnities" means the counter-indemnities from time to time held by the Bank in relation to the Obligations and, unless the context otherwise requires, includes each or any of them;

    b) "Obligations" means the Bonds, Guarantees and/or Indemnities issued by the Bank (or its correspondents) under the Facility and, unless the context otherwise requires, includes each or any of them;

    c) "Sterling Equivalent" means, in relation to an amount denominated in foreign currency, the amount of Sterling which would be purchased with such foreign currency amount at the Bank's spot rate for the purchase of Sterling with such foreign currency on the date of which conversion is required;

    d) "Utilised Amount" means, on the date on which the calculation is required, the maximum amount of all liabilities due, owing or incurred, whether actually or contingently and whether presently payable or not, by the Bank under or in connection with the Obligations including where Obligations are denominated in foreign currencies the Sterling Equivalent of the relevant liabilities of the Bank in relation to such Obligations.

    2.   Utilisation

    The Bank agrees to issue Obligations in Sterling and/or foreign currencies when requested by the Borrower, provided that:

    a) No Obligation may be issued if, as a result, the Utilised Amount would exceed the Facility Amount;

    b) No Obligation may be issued until the acceptance formalities detailed in clause 8 have been completed;

    c)  No Obligation may be issued after 31 December 1997

    d) The terms of the relevant Obligation have been approved by the Bank;

    e) The Borrower has provided all information in connection with the relevant Obligation required by the Bank;

    f) The Borrower has agreed to pay the fees required by the Bank in relation to the relevant Obligation;

    g) An Obligation will not be issued until the Bank has satisfied itself that it holds an Indemnity in respect of such Obligation or, as the case may be, such Obligation is covered by an existing Indemnity.

    3.  Availability

    (a)   The Bank may, in its sole discretion at any time:

    (i) cancel its commitment to issue any further Obligation (if unissued); and/or

    (ii) demand from the Borrower the payment of all amounts (if any) outstanding under this Facility Letter whereupon the same shall be immediately due and payable; and/or

    (iii) require the Borrower on demand to deposit and maintain with the Bank an amount in Sterling sufficient to cover the Utilised Amount and
    require the     Borrower to give security over the money so deposited
    (together with interest accruing thereon) in form and substance satisfactory to the Bank to secure the Borrower's liabilities to the Bank under this Facility Letter and/or the Indemnities.

    (b) Any sum of money at any time standing to the credit of the Borrower with the Bank in any currency upon any account or otherwise may be applied by the Bank, at any time after exercising the Bank's right under clause 3 (a) above (without notice to the Borrower), in or towards the payment or discharge of any indebtedness now or subsequently owing to the Bank by the Borrower hereunder and/or under the Indemnities and the Bank may use any such money to purchase any currency or currencies required to effect such application.

    4.    Security and/or Guarantee(s)

    The Borrower's obligations hereunder will be secured by any security which is now held, or hereafter may be held, by the Bank to secure all moneys and liabilities which shall from item to time be due, owing or incurred to the Bank by the borrower, whether actually or contingently.

    5.    Fees

    All facilities are to be charged in accordance with published tariff.

    6.    Information

    The Parent undertakes to provide the Bank with copies of its audited consolidated Profit and Loss account and Balance Sheet as soon as they are available and not later than 180 days from the end of each accounting reference period together with any other information which the Bank may reasonably request from time to time.

    7.    Governing Law

    This Facility Letter shall be governed by and construed in accordance with English law.

    8.    Acceptance

    The Facility will become available to the Borrower for drawing only upon receipt by the Bank not later than the close of business on 1st March 1997 (or such later date as the Bank may agree) of the following in form and substance satisfactory to the Bank:

    a) the enclosed duplicate of this letter duly signed on the Borrower's behalf as evidence ofacceptance of the terms and conditions stated therein,

    b) a certified true copy of a resolution of the Borrower's Board of
    Directors:

    (i) accepting the Facility and this offer on the terms and conditions stated herein;

    (ii) authorising a specified person, or persons, to countersign and return to the Bank the enclosed duplicate of this Facility Letter; and

    (iii) specifying the names of those officers of the Borrower whose
    instruction     (jointly or alone) the Bank is authorised to accept in all matters concerning the Facility and this offer once accepted and confirmed specimens of the signatures of those officers referred to in
    (ii) and herein, if not already known to the Bank; and

    Yours faithfully
    for & on behalf of
    Barclays Bank PLC

    /s/ JA Bullen
    JA BULLEN
    SENIOR CORPORATE MANAGER

    Accepted on the terms and conditions stated herein, pursuant to a resolution of the Board of Directors (a certified copy of which is attached hereto).

    For & on behalf of
    PRO-BEL LIMITED


    DIRECTOR

    Accepted on the terms and conditions stated herein, pursuant to a resolution of the Board of Directors (a certified copy of which is attached hereto).

    For & on behalf of
    XEBEC ELECTRONIC PRODUCTION SERVICES LIMITED


    DIRECTOR

    Accepted on the terms and conditions stated herein, pursuant to a resolution of the Board of Directors (a certified copy of which is attached hereto).

    For & on behalf of
    TRILOGY BROADCAST LIMITED


    DIRECTOR

    Accepted on the terms and conditions stated herein, pursuant to a resolution of the Board of Directors (a certified copy of which is attached hereto).

    For & on behalf of
    PRO-BEL SOFTWARE LIMITED


    DIRECTOR


    PRO-BEL LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Roger Henderson    Michael Knight   Graham Pitman
               Rayond Hartman     David Steel      Graham Roe
               Derek Owen         Roger Stanwell

    There was produced to the meeting a Facility Letter dated 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office to the Company setting out the terms and conditions upon which the Bank is prepared to provide a Bond, Guarantees and Indemnities facility of 300,000 pounds sterling until 31st December 1997.

    IT WAS RESOLVED

    1. That the terms and conditions of the Bonds, Guarantees and Indemnities facility as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Roger Henderson be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the facility upon instructions from the Company signed in accordance with the Bank's mandate for the Company's account with the Bank, current from time to time.

    I hereby certify the above to be true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Roger Henderson
    FOR AND ON BEHALF OF
    PRO-BEL LIMITED

    XEBEC ELECTRONIC PRODUCTION SERVICES LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Roger Henderson
               Graham Pitman

    There was produced to the meeting a Facility Letter dated 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office to the Company setting out the terms and conditions upon which the Bank is prepared to provide a Bond, Guarantees and Indemnities facility of 300,000 pounds sterling until 31st December 1997.

    IT WAS RESOLVED

    1. That the terms and conditions of the Bonds, Guarantees and Indemnities facility as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Graham Pitman be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the facility upon instructions from the Company signed in accordance with the Bank's mandate for the Company's account with the Bank, current from time to time.

    I hereby certify the above to be true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Graham Pitman
    FOR AND ON BEHALF OF
    PRO-BEL LIMITED

    TRILOGY BROADCAST LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Raymond Hartman     Roger Stanwell
               Graham Pitman       Phil White


    There was produced to the meeting a Facility Letter dated 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office to the Company setting out the terms and conditions upon which the Bank is prepared to provide a Bond, Guarantees and Indemnities facility of 300,000 pounds sterling until 31st December 1997.

    IT WAS RESOLVED

    1. That the terms and conditions of the Bonds, Guarantees and Indemnities facility as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Raymond Hartman be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the facility upon instructions from the Company signed in accordance with the Bank's mandate for the Company's account with the Bank, current from time to time.

    I hereby certify the above to be true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Raymond Hartman
    FOR AND ON BEHALF OF
    PRO-BEL LIMITED


    PRO-BEL SOFTWARE LIMITED

    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS HELD ON

    20 December 1996 at Danehill Lower Earley

    Present:   Raymond Hartman   Roger Meath
               Derek Own         Malcolm Butler
               Roger Henderson   Neil Maycock

    There was produced to the meeting a Facility Letter dated 19th December 1996 from Barclays Bank PLC ("the Bank"), Oxford City Office to the Company setting out the terms and conditions upon which the Bank is prepared to provide a Bond, Guarantees and Indemnities facility of 300,000 pounds sterling until 31st December 1997.

    IT WAS RESOLVED

    1. That the terms and conditions of the Bonds, Guarantees and Indemnities facility as set out in the said Facility Letter be and they are hereby approved and accepted.

    2. That Roger Henderson be and is hereby authorised to sign on behalf of the Company the copy of the said Facility Letter to indicate acceptance of the terms and conditions.

    3. That the Bank be and is hereby authorised to act in all matters relating to the facility upon instructions from the Company signed in accordance with the Bank's mandate for the Company's account with the Bank, current from time to time.

    I hereby certify the above to be true extract from the Minutes of a Meeting of the Board of Directors held on the date shown above.


    /s/ Roger Henderson
    FOR AND ON BEHALF OF
    PRO-BEL LIMITED


    BARCLAYS BANK PLC
    Oxford Corporate Bank  ing Centre
    P.O. Box 858, Oxford OX1 3YP


    PRIVATE AND CONFIDENTIAL
    The Directors                                        Your Ref:
    H/JEF/SH
    Pro-Bel Limited                          Our Ref: 01865 442139
    Triology Broadcast Limited                      Fax No.: 01865
    442570
    Pro-Bel Software Limited
    Xebec Electronic Production Services Ltd.        19th December
    1996
    Danehill, Lower Early
    Reading RG6 4PB

    Dear Sirs

    FINANCIAL CRITERIA

    I thought that it would be helpful to write to indicate the financial criteria which the Bank expects Pro-bel Limited (and its subsidiary companies) ("the Company") to observe in connection with the facilities made available to it by the Bank under our letter dated 19th December 1996.

    These criteria are not intended to create legally binding covenants on the Company but to indicate the guidelines within which the Bank expects the Company to operate. The contents of this letter are not intended to affect the above facilities and each facility shall remain repayable on demand by the Bank at any time, whether or not the Company has failed to observe any of the financial criteria.

    Financial Criteria

    DEBTOR FORMULA
    (BOOK DEBTS):

    The Borrower shall ensure that the total amount of indebtedness (actual and contingent) incurred by the Borrower to the Bank shall at all times be covered at least one and a half times by the aggregate value of unencumbered book debts receivable by the Borrower from debtors (except
    its subsidiaries)    which are not overdue by more than 30 days.  Overseas
    debtors will be covered by an appropriate     N.C.M. Policy.  The Borrower
    shall, within 30 days of the last day of the month under review provide to the Bank such information as the Bank may reasonably require to enable it to monitor compliance with this formula. Notwithstanding this provision, the facilities offered under this letter shall remain repayable on demand by the Bank at any time, whether or not the Borrower has complied with the above formula.

    PRO-BEL INC.:

    During the term of this Facility neither the Borrower nor any of its
    subsidiaries will    provide any further financial accommodation or make
    any investments by way of shares or debentures (secured or unsecured) or purchase fixed asset in Pro-bel Inc save for this which have already been agreed by the Bank.

    EVENT OF DEFAULT:

    By its nature the facility is repayable upon demand and the Bank retains the right, particularly in the event of a breach of the above conditions. I would be grateful if you could please sign and return the attached copy of this letter by way of acknowledgement.

    Yours faithfully



    /s/ JA Bullen
    JA BULLEN
    SENIOR CORPORATE MANAGER


    Accepted on the terms and conditions contained herein.

    For & on behalf of
    PRO-BEL LIMITED


    Accepted on the terms and conditions contained herein.


    For & on behalf of
    XEBEC ELECTRONIC PRODUCTION SERVICES LIMITED


    Accepted on the terms and conditions contained herein.

    For & on behalf of
    TRILOGY BROADCAST LIMITED


    Accepted on the terms and conditions contained herein.


    For & on behalf of
    PRO-BEL SOFTWARE LIMITED


    Accepted on the terms and conditions contained herein.


    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Roi Agneta (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1. Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c) Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    isused in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities
    (such person being hereinafter referred to as an "Acquiring
    Person"), or (ii) during any 24-    consecutive-month period,
    individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the
    Company's shareholders was approved by a vote      of at least two-
    thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or
    nomination for election was previously so     approved, cease for any
    reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related
    to the fact that     Indemnitee is or was a director, officer,
    employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything
    done or not     done by Indemnitee in such capacity.  Without limitation
    of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel
    that indemnification is proper in the circumstances     because the
    applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a     finding that the
    Indemnitee has met the applicable standard of conduct referred to in clause (ii)(A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2. Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the
    Claim.  Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under Section 2 and applicable
    law, the Company shall be entitled to be      reimbursed by Indemnitee
    (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company)
    for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense
    Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any
    such determination by the Reviewing Party     or any aspect thereof, and
    the Company hereby consents to service of process and to appear   in
    any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel
    selected by Indemnitee and approved by the Company (which    approval
    shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the
    Company, the Board of     Directors and Indemnitee as to whether and
    to what extent the Indemnitee would be permitted to be indemnified under applicable law.  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5. Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6. Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7. Presumption.
    For purposes of this Agreement, the termination of any claim,
    action, suite or proceeding,   whether civil or criminal, by
    judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its
    equivalent, shall not create   a presumption that Indemnitee did not
    meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8. Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9. Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc.  No supplement, modification or amendment of
    this Agreement shall be   binding unless executed in writing by both
    of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of
    the rights of recovery of Indemnitee, who     shall execute all papers
    required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether
    Indemnitee      continues to serve as an officer or director of the
    Company or of any other enterprise at the Company's request.

    16. Severability.  The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdication to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of
    New York applicable to contracts made and to be    performed in such
    state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



     /s/Roi Agneta
        Roi Agneta


    Idemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Sheldon Camhy (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liabiity in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1. Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shalll mean the Board of Directors of the Company.

    (c) Change in Control: shall be deemed to have occured if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities
    under an employee benefit plan of the Company      in substantially the
    same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company
    representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities
    (such person being hereinafter referred to as an "Acquiring
    Person"), or (ii) during any 24-consecutive-month period,
    individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's
    shareholders was approved by a vote of at least two-thirds   (2/3) of
    the directors then still in office who either were directors at the
    beginning of the     period or whose election or nomination for
    election was previously so approved, cease for     any reason to
    constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Comany outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the survivng entry) at least 80 percent of the total voting power repreented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claimrelating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or
    not   done by Indemnitee in such capacity.  Without limitation of
    any indemnification provided   hereunder, an Indemnitee serving (i)
    another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnifiction is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indenitee has met the applicable standard of conduct referred to in clause
    (ii)(A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2. Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30      days after written
    demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").
    Notwithhstanding     anything in this Agreement to the contrary; (i)
    Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were comitted in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemniteewas not legally entitled and (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that
    Indemnitee is permitted to be indemnified under the     applicable
    standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to faciiate a prompt determination by the Receiving Party with respect to the
    Claim.  Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance ursuant to
    Section 2 shall be subject to the condition that, if, when and to
    the extent      that the Reviewing Party determines that Indemnitee
    would not be permitted to be so indemnified under Section 2 and applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense
    Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law,  Indemnitee shall have the right to
    commence litigation in any court in the State of New York    having
    subject matter jurisdication thereof and in which venue is proper sekking an initial determination by the court or challenging any
    such determination by the Reviewing Party     or any aspect thereof, and
    the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4. Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel
    selected by Indemnitee and approved by the Company (which    approval
    shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been aproved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent coursel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

    5. Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim aserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim,
    action, suite or proceeding,   whether civil or criminal, by
    judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its
    equivalent, shall not create   a presumption that Indemnitee did not
    meet any particular standard of conduct or have any

    particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8. Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9. Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or
    substantially all    of the business and/or assets of the Company),
    assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether
    Indemnitee      continues to serve as an officer or director of the
    Company or of any other enterprise at the Company's request.

    16. Severability.  The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Sheldon Camhy
       Sheldon Camhy



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and James Coppersmith (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1. Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c) Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the
    Company's shareholders was approved by a vote      of at least two-
    thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with
    any other corporation,    other than a merger or consolidation which
    would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suite or proceeding, whether civil, criminal, administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i)
    another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i),
    in any capacity shall be deemed to be doing so at the   request of the
    Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular
    Claim with respect to which Indemnitee is     seeking indemnification,
    or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in clause (ii) (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2. Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or
    witness or other participant in, a Claim by reason of   (or arising in
    part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in
    settlement) of such Claim.  If so   requested by Indemnitee, the
    Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").
    Notwithstanding      anything in this Agreement to the contrary; (i)
    Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.  Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that
    Indemnitee is permitted to be indemnified under the     applicable
    standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4. Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel
    selected by Indemnitee and approved by the Company (which    approval
    shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law.  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including
    attorneys' fees), claims, liabilities and     damages arising our of or
    relating to this Agreement or its engagement pursuant hereto.  As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5. Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6. Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7. Presumption.
    For purposes of this Agreement, the termination of any claim,
    action, suite or proceeding,   whether civil or criminal, by
    judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its
    equivalent, shall not create   a presumption that Indemnitee did not
    meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.  Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9. Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto
    and their respective successors (including any direct or     indirect
    successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives.
    This Agreement shall continue in effect regardless of whether
    Indemnitee      continues to serve as an officer or director of the
    Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of
    New York applicable to contracts made and to be    performed in such
    state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/James Coppersmith
       James Coppersmith



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Daniel DeWolf (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii)
     rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of     the Company and any new director whose
    election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel
    that indemnification is proper in the circumstances     because the
    applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a     finding that the
    Indemnitee has met the applicable standard of conduct referred to in
    clause (ii)     (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim.  If so requested by Indemnitee, the
    Company shall advance (within two business days of such      request)
    any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this
    Agreement if a judgement or other final adjudication adverse      to
    the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and (ii) prior to a Change in Control
    Indemnitee shall not be entitled to indemnification pursuant to this
    Agreement in connection   with any Claim initiated by Indemnitee
    against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that
    Indemnitee is permitted to be indemnified under the     applicable
    standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the
    Claim.  Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be     reimbursed by
    Indemnitee (who hereby agrees and undertakes to the full extent
    required by     paragraph (a) of Section 725 of the BCL to reimburse the
    Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense
    Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to
    commence litigation in any court in the State of New York    having
    subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and
    the Company hereby consents to service of process and to appear   in
    any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel
    selected by Indemnitee and approved by the Company (which    approval
    shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the
    Company, the Board of     Directors and Indemnitee as to whether and
    to what extent the Indemnitee would be permitted to be indemnified
    under applicable law.  The Company agrees to pay the    reasonable
    fees of the     special, independent counsel referred to above and to
    fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with suchIndemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim,
    action, suite or proceeding,   whether civil or criminal, by
    judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its
    equivalent, shall not create   a presumption that Indemnitee did not
    meet any particular standard of conduct or have any     particular
    belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.


    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether
    Indemnitee      continues to serve as an officer or director of the
    Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Daniel DeWolf
       Daniel DeWolf


    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Charles M. Diker (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended),      other than any
    stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such, person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suite or proceeding, whether civil, criminal, administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel
    that indemnification is proper in the circumstances     because the
    applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a     finding that the
    Indemnitee has met the applicable standard of conduct referred to in
    clause (ii)     (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that
    Indemnitee is permitted to be indemnified under the     applicable
    standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in connection with such matters) or indemnitee. Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent,
    shall not create     a presumption that Indemnitee did not meet any
    particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company
    or any affiliate of the Company against Indemnitee,     Indemnitee's
    spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION


    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Charles M. Diker
       Charles M. Diker


    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Donald P. Greenberg (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended),      other than any
    stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in
    clause (ii)     (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this
    Agreement if a judgement or other final adjudication adverse      to
    the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and (ii) prior to a Change in Control
    Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under Section 2 and applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in connection with such matters) or indemnitee. Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified
    under applicable law.  The Company agrees to pay the    reasonable
    fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent,
    shall not create     a presumption that Indemnitee did not meet any
    particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether
    Indemnitee      continues to serve as an officer or director of the
    Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Donald P. Greenberg
       Donald P. Greenberg


    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Ray Hartman (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suite or proceeding, whether civil, criminal, administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this Agreement and in Section 721 of the BCL has been met by the Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in clause (ii) (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be     reimbursed by
    Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be
    indemnified under applicable law shall not be      binding and
    Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any      Approved Law Firm
    shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law.  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent,
    shall not create     a presumption that Indemnitee did not meet any
    particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to
    secure such     rights, including the execution of such documents
    necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or
    substantially all    of the business and/or assets of the Company),
    assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Ray Hartman
       Ray Hartman



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Roger Henderson (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended),      other than any
    stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with
    any other corporation,    other than a merger or consolidation which
    would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular
    Claim with respect to which Indemnitee is     seeking indemnification,
    or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in clause (ii) (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to preclude any right to indemnification to which Indemnitee may be entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under Section 2 and applicable
    law, the Company shall be entitled to be      reimbursed by Indemnitee
    (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company)
    for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense
    Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified
    under applicable law.  The Company agrees to pay the    reasonable
    fees of the     special, independent counsel referred to above and to
    fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13.   No Duplication of Payments.  The Company shall not be liable
    under this Agreement to   make any payment in connection with any
    claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.


    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Roger Henderson
       Roger Henderson



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Isaac Hersly (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the
    Company's shareholders was approved by a vote      of at least two-
    thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suite or proceeding, whether civil, criminal, administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with
    investigating, defending, being a witness in or participating     in
    (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or
    not   done by Indemnitee in such capacity.  Without limitation of
    any indemnification provided   hereunder, an Indemnitee serving (i)
    another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel
    that indemnification is proper in the circumstances     because the
    applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in clause (ii) (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").
    Notwithstanding      anything in this Agreement to the contrary; (i)
    Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that
    Indemnitee is permitted to be indemnified under the     applicable
    standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to
    secure such     rights, including the execution of such documents
    necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION


    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Isaac Hersly
       Isaac Hersly



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Alan J. Hirschfield (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended),      other than any
    stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the
    Company's shareholders was approved by a vote      of at least two-
    thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suite or proceeding, whether civil, criminal, administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related
    to the fact that     Indemnitee is or was a director, officer,
    employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in clause (ii) (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to preclude any right to indemnification to which Indemnitee may be entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be
    indemnified under applicable law shall not be      binding and
    Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel
    selected by Indemnitee and approved by the Company (which    approval
    shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified
    under applicable law.  The Company agrees to pay the    reasonable
    fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or olicies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company),
    assigns, spouses, heirs, and personal and legal    representatives.
    This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise
    unenforceable, and the    remaining provisions shall remain
    enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Alan J. Hirschfield
       Alan J. Hirschfield


    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Patricia Lampe (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c) Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel
    that indemnification is proper in the circumstances     because the
    applicable standard of conduct set forth in Section 2 of this Agreement and in Section 721 of the BCL has been met by the Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in clause (ii)(A) of this definition.

    (h)  Voting Securities: shall mean any securities of the Company
    which vote generally in the    election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under Section 2 and applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to
    commence litigation in any court in the State of New York    having
    subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of Directors who were directors immediately prior to such Change in Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law.  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent,
    shall not create     a presumption that Indemnitee did not meet any
    particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION


    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Patricia Lampe
       Patricia Lampe


    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Wesley W. Lang Jr. (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended),      other than any
    stockholder (and/or affiliate of such stockholder) on the date of
    this Agreement or    a trustee or other fiduciary holding securities
    under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee
    benefit plan of the Company or      an entity referred to in clause
    (i), in any capacity shall be deemed to be doing so at the   request
    of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in
    clause (ii)     (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance").
    Notwithstanding      anything in this Agreement to the contrary; (i)
    Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under Section 2 and applicable
    law, the Company shall be entitled to be      reimbursed by Indemnitee
    (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company)
    for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense
    Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law,  Indemnitee shall have the right to
    commence litigation in any court in the State of New York    having
    subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of Directors who were directors immediately prior to such Change in Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel
    selected by Indemnitee and approved by the Company (which    approval
    shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in connection with such matters) or indemnitee. Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified
    under applicable law.  The Company agrees to pay the    reasonable
    fees of the     special, independent counsel referred to above and to
    fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent,
    shall not create     a presumption that Indemnitee did not meet any
    particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company),
    assigns, spouses, heirs, and personal and legal    representatives.
    This Agreement shall continue in effect regardless of whether
    Indemnitee      continues to serve as an officer or director of the
    Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION


    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Wesley W. Lang, Jr.
       Wesley W. Lang, Jr.



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Eugene Mr. Weber (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c) Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than any stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the
    Company's shareholders was approved by a vote      of at least two-
    thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d) Claim: shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in
    clause (ii)     (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under Section 2 and applicable
    law, the Company shall be entitled to be      reimbursed by Indemnitee
    (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company)
    for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense
    Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been
    exhausted or lapsed).  If there has been no determination    by the
    Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law.  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION

    /s/Michael Wellesley-Wesley
       Michael Wellesley-Wesley
       Chief Executive Officer



    /s/Eugene M. Weber
       Eugene M. Weber



    Indemnification Agreement:  Chyron Corporation (New York)

    AGREEMENT, effective as of November 19, 1996 between Chyron
    Corporation, a New York corporation (the "Company"), and Michael Wellesley-Wesley (the "Indemnitee").

    WHEREAS, it is essential to the Company to remain and attract as directors and officers the most capable persons available; and

    WHEREAS, Indemnitee is a director or officer of the Company; and

    WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment; and

    WHEREAS, the By-Laws of the Company provide: "The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law ["BCL"], as the same now exists or may hereafter be amended" and

    WHEREAS, this Agreement satisfies the provision of Section 721 of the BCL: and

    WHEREAS, in recognition of the fact that the Indemnitee continues to serve as a director or officer of the Company in part in reliance on the aforesaid By-Laws and Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such By-Laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-Laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors' and officers' liability insurance coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

    NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to service the Company directly or, in its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

    1.    Certain Definitions.

    (a) Approved Law Firm: shall mean any law firm (i) located in New York City and (ii) rated "av" by Martindale-Hubbel Law Directory.

    (b) Board of Directors: shall mean the Board of Directors of the Company.

    (c)  Change in Control: shall be deemed to have occurred if (i) any
    "person" (as such term    is used in Sections 13(d) and 14(d) of the
    Securities Exchange Act of 1934, as amended),      other than any
    stockholder (and/or affiliate of such stockholder) on the date of this Agreement or a trustee or other fiduciary holding securities under an employee benefit plan of the Company in substantially the same portions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
    Act), directly or indirectly of securities of the Company representing 15 percent or more of the totaling voting power represented by the Company's then outstanding Voting Securities (such person being hereinafter referred to as an "Acquiring Person"), or (ii) during any 24-consecutive-month period, individuals who at the beginning of such period constitute the
    Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were
    directors at the     beginning of the period or whose election or
    nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entry) at least 80 percent of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

    (d)  Claim: shall mean any threatened, pending or completed action,
    suit or proceeding, or    any inquiry or investigation, whether
    conducted by the company or any other party, that Indemnitee in good faith believes might lead to the institution of any such
    action, suite or     proceeding, whether civil, criminal,
    administrative, investigative or other.

    (e) Expenses: shall include attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with
    investigating, defending, being a witness in or participating     in
    (including on appeal), or preparing to defend, being a witness in or participate in, any Claim relating to any Indemnifiable Event, together with interest, computed at the Company's average cost of funds for short-term borrowings, accrued from the date of incurrence of such expense to the date Indemnitee receives reimbursement therefore.

    (f) Indemnifiable Event: shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee,
    agent or fiduciary of the Company, or is      or was serving at the
    request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in such capacity. Without limitation of any indemnification provided hereunder, an Indemnitee serving (i) another corporation, partnership, joint venture or trust of which 10 percent or more of the voting power or residual economic interest is held, directly or indirectly, by the Company, or (ii) any employee benefit plan of the Company or an entity referred to in clause (i), in any capacity shall be deemed to be doing so at the request of the Company.

    (g) Reviewing Party: shall be (i) the Board of Directors acting by quorum consisting of directors who are not parties to the particular Claim with respect to which Indemnitee is seeking indemnification, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (A) the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in Section 2 of this
    Agreement and in     Section 721 of the BCL has been met by the
    Indemnitee or (B) the shareholders upon a finding that the Indemnitee has met the applicable standard of conduct referred to in
    clause (ii)     (A) of this definition.

    (h) Voting Securities: shall mean any securities of the Company which vote generally in the election of the directors.

    2.    Basic Indemnification Arrangement.
    If Indemnitee was, is or becomes at any time a party to, or witness or other participant in, or is threatened to be made a party to, or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify
    Indemnitee      to the fullest extent permitted by law as soon as
    practicable but in any event no later than 30 days after written demand is presented to the Company, against any and all Expenses, judgements, fines (including excise taxes assessed on an Indemnitee with respect to an employee benefit plan), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with, or in respect of, such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim. If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement to the contrary; (i) Indemnitee shall not be entitled to indemnification pursuant to this Agreement if a judgement or other final adjudication adverse to the Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled and
    (ii) prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has jointed in or consented to the initiation of such Claim.

    3.    Payment.
    Notwithstanding the provision of Section 2, the obligations of the Company under Section 2 (which shall in no event be deemed to
    preclude any right to indemnification to which     Indemnitee may be
    entitled under Section 723(a) of the BCL) shall be subject to the condition that the Reviewing Party shall have authorized such indemnification in the specific case by having determined that Indemnitee is permitted to be indemnified under the applicable standard of conduct set forth in Section 2 and applicable law. The Company shall promptly call a meeting of the Board of Directors with respect to a Claim and agrees to use its best efforts to facilitate a prompt determination by the Receiving Party with respect to the Claim. Indemnitee shall be afforded the opportunity to make
    submissions to the Reviewing   Party with respect to the Claim.  The
    obligation of the company to make an Expense Advance pursuant to
    Section 2 shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would
    not be permitted to be    so indemnified under Section 2 and
    applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees and undertakes to the full extent required by paragraph (a) of Section 725 of the BCL to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    4.    Change in Control.
    If there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Board of
    Directors who were directors immediately prior     to such Change in
    Control) then (i) all determinations by the Company pursuant to the first sentence of Section 3 hereof and Section 723(b) of the BCL shall be made pursuant to subparagraph (1) or (2)(A) of such Section 723(b) and (ii) with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and
    Expense Advances under this Agreement or any other agreement or By-
    law of the Company now or hereinafter in effect relating to Claims
    for Indemnifiable Events (including, but not limited    to, any option
    to be rendered pursuant to subparagraph (2)(A) of Section 723(b) of the BCL) the Company (including the Board of Directors) shall seek legal advice from (and only from) special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (or any subsidiary of the
    Company) or the Acquiring Person (or any affiliate or associate of such Acquiring Person) within the last five years (other than in
    connection      with such matters) or indemnitee.  Unless Indemnitee has
    theretofore selected counsel   pursuant to this Section 4 and such
    counsel has been approved by the Company, any Approved Law Firm shall be deemed to satisfy the requirements set forth above. Such counsel, among otherthings, shall render its written opinion to the Company, the Board of Directors and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law.  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising our of or relating to this Agreement or its engagement pursuant hereto. As used in this Section 4, the terms "affiliate" and "associate" shall
    have the respective meanings   ascribed to such terms in Rule 12b-2
    of the General Rules and Regulations under the     Securities Exchange
    Act of 1934, as amended and in effect on the date of this Agreement.

    5.    Indemnification for Additional Expenses.
    The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or By-law of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expenses payment or insurance recovery, as the case may be.

    6.    Partial Indemnity, Etc.
    If Indemnitee is entitled under any provision of this Agreement to
    indemnification by the    Company for some or a portion of the
    Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereto to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an
    Indemnifiable Event or in defense of any issue     or matter therein,
    including dismissal without prejudice, Indemnitee shall be indemnified, to the extent permitted by law, against all Expenses incurred in connection with such Indemnifiable Event. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall, to the extent permitted by law, be on the Company to establish that Indemnitee is not so entitled.

    7.    Presumption.
    For purposes of this Agreement, the termination of any claim, action, suite or proceeding, whether civil or criminal, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent,
    shall not create     a presumption that Indemnitee did not meet any
    particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

    8.    Nonexclusivity, Etc.
    The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the By-laws of the Company, the BCL or otherwise. To the extent that a change in the BCL (whether by statue or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

    9.    Liability Insurance
    To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

    10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    11. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

    13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise Indemnifiable hereunder.

    14. Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either at law or in equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

    15. Binding Effect, Etc. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

    16. Severability. The provisions of this Agreement shall be severable if any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or other wise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

    17. Governing Law. This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

    Executed this 19th day of November, 1996.


    CHYRON CORPORATION


    /s/Daniel DeWolf
       Daniel DeWolf
       Secretary



    /s/Michael Wellesley-Wesley
       Michael Wellesely-Wesley



    CERTIFICATE OF AMENDMENT
    OF THE CERTIFICATE OF INCORPORATION
    OF CHYRON CORPORATION



    UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


    THE UNDERSIGNED, being the President and the Secretary of Chyron Corporation ("the Corporation") do hereby certify as follows:

    1. The name of the Corporation is Chyron Corporation. The name under which the Corporation was formed is The Computer Exchange, Inc.

    2. The Certificate of Incorporation of the Corporation was filed by the Department of State on April 8, 1966.

    3. (a) The Certificate of Incorporation is amended to effect a reverse stock split (the "Slit") of shares of common stock of the Corporation, par value $.01 per share, (the "Common Stock") on the basis of issuing one (1) share of Common Stock in exchange for each three (3) shares of Common Stock.

    (b) To effect the foregoing, Paragraph FOURTH (a) of the Certificate of Incorporation is hereby amended to read as follows:

    "(a) The aggregate number of shares which the Corporation shall have authority to issue is 151,000,000 of which 1,000,000 shares shall be Preferred Stock issuable in series, of par value of $1.00 per share, and 150,000,000 shares shall be Common
    Stock of the par value of $.01 per share.

    (b) Except as hereinafter set forth and subject to limitations prescribed by law, including the provisions of
    Section 1123(a)(6) of the United States Bankruptcy Code,
    11 U.S.C. Section 101 et seq. the Board of Directors of the Corporation is authorized to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares in each series, to fix the designation, relative rights, preferences and limitations of the shares of such series and to cause to be filed in the Department of State of New York, such certificates as may be required in connection therewith by the Business Corporation Law of New York.

4. Prior to the Split, there are 97,147,241 shares of Common Stock issued and 52,852,759 of unissued shares of Common Stock. Pursuant to the Split, each three (3) previously outstanding issued shares of Common Stock, par value $.01 per share, of the Corporation shall thereby and thereupon be reclassified into one (1) validly issued, fully paid, and nonassessable share of Common Stock, par value $.01 per share, of the Corporation. In lieu of receiving fractional shares, a shareholder shall receive cash. As result of the Split, there will be 33,382,413 shares of Common Stock issued and 116,617,587 unissued shares of Common Stock.

    5. This Amendment to the Certificate of Incorporation of the Corporation was authorized by vote of the Board of Directors followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a special meeting of the shareholders of the Corporation duly called and held on the 24th day of January, 1997, a quorum being present.

    IN WITNESS WHEREOF, we have signed this Certificate on the 7th day of February, 1997 and we affirm the statements contained therein as true under penalties of perjury.



    /s/ Isaac Hersly      /s/ Daniel I. DeWolf
        Isaac Hersly          Daniel I. DeWolf
        President             Secretary






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